Exhibit 10.27

Suite #640

OFFICE LEASE

THIS LEASE IS MADE AND ENTERED INTO THIS 17TH DAY OF DECEMBER 2006 BY AND BETWEEN SHEILA L. ORTLOFF (HEREINAFTER CALLED “LESSOR”), AND MONOTYPE IMAGING, INC, A DELAWARE CORPORATION (HEREINAFTER CALLED “LESSEE”).

1. LEASED PREMISES. IN CONSIDERATION OF THE COVENANTS TO BE KEPT AND PERFORMED BY LESSEE PURSUANT TO THIS LEASE, LESSOR HEREBY LEASES AND RENTS TO LESSEE AND LESSEE DOES HEREBY TAKE, ACCEPT AND HIRE FROM LESSOR, UPON THE TERMS AND CONDITIONS HEREAFTER SET FORTH THOSE CERTAIN PREMISES OUTLINED ON THE FLOOR PLAN FOR THE 6TH FLOOR, CONSISTING OF APPROXIMATELY 2662 SQUARE FEET OF SPACE, ATTACHED HERETO AS EXHIBIT “A” AND BY THIS REFERENCE MADE A PART IN THE BUILDING IN THE CITY OF REDWOOD CITY, COUNTY OF SAN MATEO, STATE OF CALIFORNIA, COMMONLY KNOWN AS 702 MARSHALL STREET (HEREINAFTER REFERRED TO AS THE “BUILDING”). LESSEE ACKNOWLEDGES THE SQUARE FOOTAGE ABOVE INCLUDES A LOAD FACTOR OF APPROXIMATELY 15%.

2. TERM. THE TERM OF THIS LEASE SHALL COMMENCE ON FEBRUARY 1, 2007 (HEREINAFTER REFERRED TO AS THE “COMMENCEMENT DATE”), SUBJECT TO EXTENSION AS HEREAFTER PROVIDED), OR ON SUCH EARLIER DATE AS LESSEE SHALL OCCUPY THE LEASED PREMISES OR ANY PART THEREOF, AND SHALL END ON JANUARY 31, 2012.

SUBJECT TO DELAYS BEYOND THE REASONABLE CONTROL OF LESSOR, AND/OR BY REASON OF ACTION OR INACTION OF LESSEE, LESSOR SHALL ENDEAVOR TO PERFORM SUCH ALTERATIONS WHICH MAY BE REQUIRED AND SPECIFIED AS BEING PERFORMED BY LESSOR IN PARAGRAPH 34L, AND TO SUBSTANTIALLY COMPLETE SUCH ALTERATIONS BY THE COMMENCEMENT DATE. IF ANY ALTERATIONS TO BE PERFORMED BY LESSOR ARE NOT SUBSTANTIALLY COMPLETED BY THE COMMENCEMENT DATE, THEN: (A) THE COMMENCEMENT DATE SHALL BE EXTENDED TO THE DATE THE LEASED PREMISES ARE SUBSTANTIALLY COMPLETED IN THE OPTION OF LESSOR; (B) IT IS SPECIFICALLY AGREED THAT THIS LEASE SHALL NOT BE VOIDABLE BY REASON THEREOF, NOR SHALL LESSOR OR LESSOR’S AGENTS BE LIABLE FOR ANY LOSS OR DAMAGE RESULTING FROM SUCH DELAY; (C) RENT SHALL BE ABATED TO THE EXTENDED COMMENCEMENT DATE SPECIFIED IN SUBPARAGRAPH (A) ABOVE; (D) THE DATE OF THE END OF THE TERM SHALL BE EXTENDED FOR A CORRESPONDING PERIOD. IF FOR ANY REASON ANY OF SUCH ALTERATIONS ARE NOT SUBSTANTIALLY COMPLETED WITHIN NINETY (90) DAYS FROM THE ORIGINALLY SPECIFIED COMMENCEMENT DATE, AND PROVIDED THAT LESSEE DOES NOT INTERFERE WITH OR DELAY THE WORK OF LESSOR, THEN, AT LESSEE’S OPTION, THE LEASE SHALL TERMINATE AND LESSOR AND LESSOR’S AGENTS SHALL NOT BE SUBJECT TO LIABILITY FOR ANY LOSS OR DAMAGE WITH RESPECT THERETO.

3. BASE RENT.

A. LESSEE AGREES TO PAY LESSOR AS BASE RENT FOR LEASED PREMISES THE SUM OF FIVE THOUSAND NINE HUNDRED EIGHTY NINE DOLLARS & 50/100’S ($5,989.50) IN ADVANCE ON OR BEFORE THE FIRST DAY OF THE FIRST CALENDAR MONTH OF THE TERM HEREOF AND A LIKE SUM ON OR BEFORE THE FIRST DAY OF EACH AND EVERY SUCCESSIVE MONTH THEREAFTER DURING THE TERM HEREOF, (HEREINAFTER REFERRED TO AS THE “BASE RENT”). IN THE EVENT THAT THE COMMENCEMENT DATE OF THE TERM OF THIS LEASE SHALL BE A DAY OTHER THAN THE FIRST DAY OF THE CALENDAR MONTH, THE BASE RENT FOR THE FIRST AND LAST MONTH DURING THE TERM HEREOF SHALL BE PRORATED ON THE BASIS OF A THIRTY (30) DAY MONTH.

THE BASE RENT SHALL BE ADJUSTED ON THE ANNIVERSARY OF EACH LEASE YEAR OF THE TERM HEREAFTER (STARTING WITH THE COMMENCEMENT OF THE SECOND LEASE YEAR) IN PROPORTION TO ANY INCREASE IN THE COST OF LIVING DURING THE LEASE TERM. IN DETERMINING THE AMOUNT OF INCREASE, IF ANY, THE BASE NUMBER SHALL BE THE CONSUMER PRICE INDEX NUMBER PUBLISHED BY THE BUREAU OF LABOR STATISTICS, FOR THE US CITY AVERAGE, ALL ITEMS, APPLICABLE TO THE MONTH WHICH IS TWO MONTHS PRIOR TO THE MONTH IN WHICH FALLS THE DATE OF COMMENCEMENT OF THE ORIGINAL LEASE TERM. THIS BASE NUMBER SHALL BE COMPARED TO THE CURRENT NUMBER INDICATED BY THE INDEX FOR THE MONTH THAT IS TWO MONTHS PRIOR TO THE MONTH OF THE ANNIVERSARY OF THE SUBJECT LEASE YEAR. IF THE CURRENT NUMBER EXCEEDS THE BASE NUMBER, THEN IN LIEU OF THE STATED BASE RENT, THE BASE RENT SHALL BE THE SUM DERIVED BY MULTIPLYING THE SUPERSEDED BASE RENT BY FRACTION, THE NUMERATOR OF WHICH IS THE CURRENT NUMBER AND THE DENOMINATOR OF WHICH IS THE BASE NUMBER. IF THE BUREAU OF LABOR STATISTICS NO LONGER PUBLISHES THE COST OF LIVING INDEX, THE LESSOR AND LESSEE SHALL MUTUALLY AGREE UPON A REASONABLY COMPARABLE INDEX. IN NO EVENT SHALL THE ANNUAL INCREASE OF BASE RENT BE LESS THAN THREE PERCENT (3%), NOR MORE THAN FIVE (5%) PERCENT.

*** LESSOR HEREBY GRANTS LESSEE A RENT CREDIT IN THE AMOUNT OF FOUR THOUSAND ONE HUNDRED NINETY TWO DOLLARS & 65/100’S ($4,192.65) TO BE APPLIED TO THE FIRST MONTH’S BASE RENT, IN FEBRUARY 2007. ***

B. LESSEE ADDITIONALLY AGREES TO PAY TO LESSOR, CONCURRENT WITH THE BASE RENT UNLESS OTHERWISE PROVIDED HEREIN, ALL OTHER SUMS OF MONEY THAT MAY BECOME DUE AND PAYABLE HEREUNDER, WHICH SUMS SHALL BE DEEMED ADDITIONAL RENTAL. AS USED IN THIS LEASE, THE TERM “RENT” SHALL MEAN AND INCLUDE ALL BASE RENT, ADDITIONAL RENT AND ALL OTHER CHARGES PAYABLE BY LESSEE UNDER THIS LEASE. ALL RENT SHALL BE PAID BY LESSEE TO LESSOR BY THE DUE DATE, WITHOUT DEDUCTION OR OFFSET, IN LAWFUL MONEY OF THE UNITED STATES, AT THE OFFICE OF THE LESSOR AS SPECIFIED HEREIN, OR AT SUCH OTHER LOCATION AS MAY BE SPECIFIED BY LESSOR IN WRITING. BASE RENT IS DUE AND PAYABLE ON THE FIRST OF EACH MONTH AND IS CONSIDERED LATE WHEN RECEIVED AFTER THE FIFTH DAY OF THE MONTH.

C. LATE CHARGE – TENANT ACKNOWLEDGES THAT LATE PAYMENT BY TENANT TO LANDLORD OF RENT WILL CAUSE LANDLORD TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, THE EXACT AMOUNT OF SUCH COSTS BEING EXTREMELY DIFFICULT AND IMPRACTICABLE TO FIX. SUCH COSTS INCLUDE, WITHOUT LIMITATION, PROCESSING AND ACCOUNTING CHARGES, AND LATE CHARGES MAY BE IMPOSED ON LANDLORD BY THE TERMS OF ANY ENCUMBRANCE AND NOTE SECURED BY ENCUMBRANCE COVERING THE PREMISES. THEREFORE, IF ANY INSTALLMENT OF RENT DUE FROM TENANT IS NOT RECEIVED BY LANDLORD WITHIN FIVE DAYS FOLLOWING DATE DUE, TENANT SHALL PAY TO LANDLORD AN ADDITIONAL SUM OF TEN PERCENT (10%) OF THE OVERDUE RENT AS A LATE CHARGE. THE PARTIES AGREE THAT THIS LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LANDLORD WILL INCUR BY REASON OF LATE PAYMENT BY TENANT. ACCEPTANCE OF ANY LATE CHARGE SHALL NOT CONSTITUTE A WAIVER OF TENANT’S DEFAULT WITH RESPECT TO THE OVERDUE AMOUNT, OR PREVENT LANDLORD FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO LANDLORD.

D. INTEREST ON UNPAID RENT – RENT NOT PAID WHEN DUE SHALL BEAR INTEREST FROM THE DATE DUE UNTIL PAID AT THE MAXIMUM RATE AN INDIVIDUAL IS PERMITTED BY LAW TO CHARGE.

E. RETURNED CHECKS – IN THE EVENT THAT A TENANT’S CHECK IS RETURNED UNPAID LANDLORD SHALL HAVE THE RIGHT TO REIMBURSEMENT FOR EXPENSES INCURRED. IN THE EVENT THAT A CHECK IS RETURNED UNPAID, LANDLORD MAY REQUIRE TENANT TO MAKE PAYMENT OF FUTURE RENT INSTALLMENT PAYMENTS BY MONEY ORDER, CERTIFIED OR CASHIER’S CHECK.

4. SECURITY DEPOSIT. LESSEE CONTEMPORANEOUSLY WITH THE EXECUTION OF THIS LEASE SHALL PAY LESSOR THE SUM OF FIVE THOUSAND NINE HUNDRED EIGHTY NINE DOLLARS & 50/100’S ($5,989.50). SAID DEPOSIT SHALL BE RECEIVED BY LESSOR, WITHOUT LIABILITY FOR INTEREST, AS SECURITY FOR THE FAITHFUL PERFORMANCE BY LESSEE OF ALL THE TERMS, COVENANTS, AND CONDITIONS OF THIS LEASE BY SAID LESSEE TO BE KEPT AND PERFORMED DURING THE TERM HEREOF. IF AT ANY TIME DURING THE TERM OF THIS LEASE, LESSEE SHALL COMMIT AN EVENT OF DEFAULT, AS SUCH TERM IS USED IN PARAGRAPH 22A, WITH RESPECT TO ANY OF THE RENT HEREIN RESERVED, OR ANY OTHER SUM PAYABLE BY LESSEE, THEN LESSOR MAY, AT THE OPTION OF LESSOR (BUT LESSOR SHALL NOT BE REQUIRED TO), APPROPRIATE AND APPLY ALL OR ANY PORTION OF SAID DEPOSIT TO THE PAYMENT OF ANY SUCH OVERDUE RENT OR OTHER SUM. FURTHERMORE, IN CASE OF AN EVENT OF DEFAULT DUE TO THE FAILURE OF LESSEE TO KEEP AND PERFORM ANY OF THE TERMS,

COVENANTS AND CONDITIONS OF THIS LEASE TO BE KEPT AND PERFORMED BY LESSEE, THEN THE LESSOR AT ITS OPTION MAY APPROPRIATE AND APPLY SAID ENTIRE DEPOSIT, OR SO MUCH THEREOF AS MAY BE NECESSARY, TO COMPENSATE THE LESSOR FOR ALL OR A PORTION OF LOSS OR DAMAGE SUSTAINED OR SUFFERED BY LESSOR DUE TO SUCH BREACH ON THE PART OF LESSEE INCLUDING, BUT NOT LIMITED TO, FUTURE RENTS RECOVERABLE BY LESSOR AS PROVIDED IN CALIFORNIA CIVIL CODE SECTION 1951.2. SHOULD THE ENTIRE DEPOSIT, OR ANY PORTION THEREOF BE APPROPRIATED AND APPLIED BY LESSOR AS HEREIN PROVIDED, THEN LESSEE SHALL, FORTHWITH REMIT TO LESSOR A SUFFICIENT AMOUNT IN CASH TO RESTORE SAID SECURITY TO THE ORIGINAL SUM DEPOSITED, AND LESSEE’S FAILURE TO DO SO SHALL CONSTITUTE A BREACH OF THIS LEASE. SHOULD LESSEE COMPLY WITH ALL OF SAID TERMS, COVENANTS AND CONDITIONS AND PROMPTLY PAY ALL THE RENTAL HEREIN PROVIDED FOR AS IT FALLS DUE AND ALL OTHER SUMS PAYABLE BY LESSEE TO LESSOR HEREUNDER, SAID DEPOSIT SHALL BE RETURNED IN FULL TO LESSEE AFTER LESSEE HAS SURRENDERED THE LEASED PREMISES, AT THE END OF THE TERM OF THIS LEASE, OR UPON THE EARLIER TERMINATION OF THIS LEASE. NOTHING CONTAINED IN THIS PARAGRAPH SHALL IN ANY WAY DIMINISH OR BE CONSTRUED AS WAIVING ANY OF THE LESSOR’S OTHER REMEDIES SET FORTH IN THIS LEASE OR OTHERWISE PROVIDED BY LAW OR IN EQUITY. LESSOR SHALL HAVE THE FULL, COMPLETE AND UNRESTRICTED USE OF THE DEPOSIT DURING THE TERM OF THE LEASE AND LESSOR MAY DELIVER THE SECURITY DEPOSIT TO A PURCHASER OF LESSOR’S INTEREST IN THE PROPERTY, IN WHICH CASE LESSOR SHALL BE DISCHARGED FROM ANY FURTHER LIABILITY TO LESSEE WITH RESPECT TO SUCH DEPOSIT. LESSEE HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1950.7, AND ALL OTHER PRESENT AND FUTURE LAWS WHICH RESTRICT THE AMOUNT OR TYPES OF CLAIM THAT A LANDLORD MAY MAKE UP A SECURITY DEPOSIT OR IMPOSES UPON A LANDLORD OR A SUCCESSOR ANY OBLIGATION WITH RESPECT TO THE HANDLING OR RETURN OF SECURITY DEPOSITS.

5. REAL ESTATE. IN ADDITION TO THE BASE RENT HEREIN PROVIDED, LESSEE AGREES TO PAY LESSOR AS ADDITIONAL RENTAL, LESSEE’S PROPORTIONATE SHARE OF ANY INCREASE IN REAL ESTATE TAXES AND ASSESSMENTS LEVIED UPON OR ASSESSED AGAINST THE LAND AND BUILDING OF WHICH THE LEASED PREMISES ARE A PART, FOR EACH YEAR OF THE TERM HEREOF OVER AND ABOVE SUCH TAXES AND ASSESSMENTS FOR THE FISCAL YEAR OF 2007-2008. LESSEE’S PROPORTIONATE SHARE OF SUCH INCREASE OR LESSOR’S ESTIMATE THEREOF SHALL BE PAYABLE TO LESSOR MONTHLY SIMULTANEOUS WITH THE PAYMENT OF THE BASE RENT, IN AN AMOUNT NOT LESS THAN 1/12 OF THE ANNUAL AMOUNT OF THE INCREASE OR SUCH GREATER AMOUNT AS WILL ACCUMULATE A FUND FROM WHICH TO PAY LESSEE’S PORTION OF THE INCREASE AT LEAST 10 DAYS BEFORE THE DUE DATE THEREOF. THE LESSEE’S PROPORTIONATE SHARE FOR PURPOSES OF THIS PARAGRAPH SHALL BE THE APPROXIMATE RATIO WHICH THE SQUARE FOOTAGE OF THE LEASED PREMISES BEARS TO THE SQUARE FOOTAGE OF ALL LEASABLE AREA IN THE BUILDING WHICH “PROPORTIONATE SHARE” IS HEREBY MUTUALLY AGREED TO BE 4.44%. THE TERM “REAL ESTATE TAXES”

AS USED HEREIN SHALL BE DEEMED TO INCLUDE ALL TAXES IMPOSED UPON THE REAL PROPERTY AND PERMANENT IMPROVEMENTS, AND ALL ASSESSMENTS LEVIED AGAINST SAID PREMISES, EXCEPTING ONLY PERSONAL INCOME TAXES, PERSONAL PROPERTY TAXES, INHERITANCE TAXES AND/OR FRANCHISE TAXES.

6. ADDITIONAL RENT/BUILDING OPERATING COSTS.

A. LESSEE AGREES TO PAY, AS ADDITIONAL RENT, A PRO-RATA PORTION OF THE AMOUNT BY WHICH THE YEARLY “BUILDING OPERATING COSTS”, INCURRED BY LESSOR DURING EACH CALENDAR YEAR OCCURRING DURING THE TERM OF THIS LEASE, (COMMENCING ON THE FIRST DAY OF THE YEAR IN WHICH THIS LEASE IS EXECUTED), EXCEED “BUILDING OPERATING COSTS” INCURRED BY LESSOR DURING THE CALENDAR YEAR 2007. LESSEE’S PRO-RATA SHARE OF SAID AMOUNT SHALL BE 4.44% OF SUCH INCREASE. IF LESS THAN 95% OF THE LEASABLE SPACE IN THE BUILDING IS LEASED DURING ALL OR A SUBSTANTIAL PORTION OF THE BASE OR EXPENSE YEAR USED FOR CALCULATING BUILDING OPERATING COSTS, ALL OCCUPANCY VARIABLE BUILDING OPERATING COSTS FOR SUCH BASE OR EXPENSE YEAR MAY BE GROSSED UP BY LESSOR, EMPLOYING REASONABLE AND SOUND ACCOUNTING AND PROPERTY MANAGEMENT PRINCIPLES, CONSISTENTLY APPLIED IN THE BASE YEAR AND ALL SUBSEQUENT YEARS OF THE TERM, TO THE AMOUNT SUCH BUILDING OPERATING COSTS WOULD HAVE BEEN IF THE BUILDING HAD BEEN 95% LEASED DURING ALL OF SUCH BASE YEAR OR EXPENSE YEAR, AND THE ADJUSTED AMOUNT SHALL BE USED BY LESSOR IN DETERMINING BUILDING OPERATING COSTS FOR SUCH BASE OR EXPENSE YEAR.

B. “BUILDING OPERATING COSTS” SHALL INCLUDE THE COST TO LESSOR OF ALL UTILITIES, FUEL, BUILDING SUPPLIES, JANITORIAL SERVICES, NORMAL MAINTENANCE AND REPAIRS, WAGES OF EMPLOYEES WHO WORK CUSTOMARILY IN AND ABOUT THE BUILDING, MANAGEMENT FEES, MAINTENANCE, REPAIRS (INCLUDING SOCIAL SECURITY TAXES, UNEMPLOYMENT INSURANCE COSTS, DISABILITY BENEFITS, AND PENSION/RETIREMENT PLAN COSTS), COSTS OF INSURANCE MAINTAINED BY LESSOR ON THE BUILDING AND LAND ON WHICH IT STANDS, AND OTHER EXPENSES INCURRED BY LESSOR IN THE COURSE OF OPERATION AND MAINTENANCE OF THE BUILDING. BUILDING OPERATING COSTS SHALL NOT INCLUDE ANY COST FOR WHICH LESSOR IS REIMBURSED BY INSURANCE; INCOME AND FRANCHISE TAXES OF LESSOR; EXPENSES INCURRED IN LEASING TO OR PROCURING OF TENANTS; INTEREST OR PRINCIPAL PAYMENTS, OR FINANCING COSTS ON OR FOR ANY MORTGAGE OR SIMILAR INDEBTEDNESS OF LESSOR; ANY DEPRECIATION ALLOWANCE ON ANY IMPROVEMENTS TO THE BUILDING; OR PENALTIES, FINES, OR INTEREST THAT LESSOR IS OBLIGATED TO PAY BY REASON OF ANY TORT LIABILITY OR VIOLATION OF LAW BY LESSOR.

C. LESSOR SHALL CONCLUSIVELY DETERMINE THE AMOUNT OF SUCH YEARLY “BUILDING OPERATING COSTS” AND ONCE EACH YEAR DURING THE TERM, SHALL NOTIFY LESSEE OF THE ADDITIONAL RENT PAYABLE ON

ACCOUNT OF ITS PRO-RATA PORTION OF ANY SUCH INCREASE OF “BUILDING OPERATING COSTS” AS DETERMINED HEREIN, TOGETHER WITH AN ITEMIZED STATEMENT THEREOF AND SAID SUM SHALL BE DUE AND PAYABLE TO LESSOR WITHIN FIFTEEN (15) DAYS THEREAFTER. THEREAFTER IN THE THEN CURRENT CALENDAR YEAR LESSEE SHALL PAY ONE-TWELFTH (1/12) OF ITS PRO-RATA SHARE OF SAID INCREASED COSTS TO LESSOR CONCURRENT WITH THE PAYMENT OF THE BASE RENT. IN EACH OF THE FOLLOWING YEARS, IF THE LESSOR NOTIFIES LESSEE OF FURTHER ADDITIONAL RENT PAYABLE ON ACCOUNT OF FURTHER INCREASES DURING THE PRIOR CALENDAR YEAR, SUCH FURTHER ADDITIONAL RENT SHALL BE PAYABLE IN A LIKE MANNER.

D. LESSEE SHALL HAVE THE RIGHT, TO BE EXERCISED NOT MORE THAN ONCE IN ANY CALENDAR YEAR, WITHIN 90 DAYS FOLLOWING LESSOR’S FINAL STATEMENT, AND PROVIDED THAT LESSEE HAS PAID ALL BUILDING OPERATING COSTS ACCORDING TO LESSOR’S STATEMENT, AND OTHER CHARGES THEN DUE, TO AUDIT BUILDING OPERATING COSTS FOR THE PRIOR YEAR AND TO EXAMINE LESSOR’S RECORDS RELATING TO THE SAME. THE COSTS OF ANY SUCH AUDIT SHALL BE BORNE BY LESSEE, PROVIDED, HOWEVER, THAT IN THE EVENT SUCH AUDIT REVEALS THAT THE AMOUNTS CHARGED TO LESSEE WERE MORE THAN 10% GREATER THAN THE AMOUNTS PERMITTED BY THIS LEASE TO BE CHARGED TO LESSEE, THEN, UNLESS LESSOR CONTESTS THE RESULTS OF LESSEE’S AUDIT WITHIN 30 DAYS AFTER RECEIPT FROM LESSEE, LESSOR SHALL PAY THE REASONABLE COSTS OF THAT AUDIT AND LESSOR SHALL PAY TO LESSEE, WITHIN 10 DAYS AFTER RECEIPT OF NOTICE THEREOF, ANY AMOUNTS DETERMINED TO BE OWED TO LESSEE AS A RESULT OF SUCH AUDIT.

7. PERMISSIBLE USE. THE LEASED PREMISES SHALL BE USED ONLY FOR THE PURPOSE OF OFFICE SPACE, RESEARCH AND DEVELOPMENT.

8. MANNER OF OCCUPANCY. LESSEE SHALL NOT USE OR PERMIT UPON THE LEASED PREMISES, ANYTHING WHICH WILL IN ANY WAY INCREASE THE PREMIUM RATE, OR CAUSE THE CANCELLATION, OR ANY FIRE OR OTHER INSURANCE ON THE BUILDING. LESSEE AGREES PROMPTLY TO COMPLY WITH ANY LAW, ORDINANCE, RULE OR REGULATION AFFECTING THE OCCUPANCY AND USE OF THE LEASED PREMISES WHICH IS NOW IN EFFECT OR MAY HEREAFTER BE ENACTED OR PROMULGATED BY ANY FEDERAL, STATE, COUNTY, MUNICIPAL OR OTHER PUBLIC AUTHORITY AND/OR BY THE BOARD OF FIRE UNDERWRITERS OR ANY SIMILAR INSURANCE ORGANIZATION. LESSEE WILL NOT OBSTRUCT OR INTERFERE WITH THE RIGHTS OF OR DISTURB THE QUIET ENJOYMENT OF ANY OTHER LESSEES OR OCCUPANTS OF THE BUILDING, OR INJURE OR ANNOY THEM. LESSEE SHALL NOT USE, NOR ALLOW THE LEASED PREMISES TO BE USED, FOR ANY IMPROPER, IMMORAL, UNLAWFUL OR OBJECTIONABLE PURPOSE, OR FOR COOKING OR SLEEPING NOR SHALL LESSEE USE ANY APPARATUS, MACHINERY OR DEVICE WHICH SHALL MAKE EXCESSIVE NOISE OR SET UP VIBRATION OR WHICH SHALL INCREASE THE AMOUNT OF ELECTRICITY OR WATER TO BE FURNISHED UNDER THIS LEASE. LESSEE SHALL NOT ALLOW OBJECTIONABLE ODORS OR NOISE TO EMANATE FROM THE LEASED PREMISES AND SHALL NOT SUFFER OR COMMIT ANY WASTE OR NUISANCE ON THE PREMISES. LESSEE SHALL PROMPTLY

UPON DEMAND REIMBURSE LESSOR FOR ANY ADDITIONAL INSURANCE PREMIUM CHARGED OR ADDITIONAL COSTS INCURRED BY REASON OF LESSEE’S FAILURE TO COMPLY WITH THE PROVISIONS OF THE PARAGRAPH, WHICH PAYMENT SHALL BE DEEMED ADDITIONAL RENT HEREUNDER. LESSEE SHALL KEEP THE LEASED PREMISES AT ALL TIMES IN A NEAT, CLEAN AND SANITARY CONDITION, FREE FROM WASTE AND DEBRIS AND SHALL NEITHER COMMIT NOR PERMIT ANY WASTE OR NUISANCE THEREON.

LESSEE SHALL NOT INSTALL, MAINTAIN, USE OR ALLOW IN OR UPON THE LEASED PREMISES ANY PINBALL MACHINE, COIN OPERATED MUSIC MACHINE OR OTHER COIN OPERATED DEVICE OF ANY KIND OR CHARACTER AND LESSEE, UPON REQUEST OF LESSOR, SHALL IMMEDIATELY REMOVE ANY SUCH DEVICE WHICH IN THE OPINION OF LESSOR IS OBJECTIONABLE, OFFENSIVE, OR NOT IN GOOD TASTE, AND IF LESSEE SHALL FAIL TO DO SO, LESSOR MAY RE-ENTER THE LEASED PREMISES AND REMOVE THE SAME AT THE EXPENSE OF LESSEE.

9. UTILITIES.

A. TO THE EXTENT EACH OF IS AVAILABLE FROM THE SUPPLIER THEREOF, LESSOR SHALL, AS A BUILDING OPERATING COST PURSUANT TO PARAGRAPH 6(A) HEREOF, PROVIDE REASONABLE QUANTITIES OF ELECTRICITY, GAS, WATER, ON A 24-HOUR BASIS; HEAT AND AIR CONDITIONING SERVICE MONDAY THROUGH FRIDAY DURING BUSINESS HOURS FROM 7:00 A.M. TO 7:00 P.M., EXCEPT RECOGNIZED HOLIDAYS; FIVE (5)-DAY A WEEK JANITORIAL SERVICE (COMPARABLE TO JANITORIAL SERVICE PROVIDED IN OTHER COMPARABLE OFFICE BUILDINGS IN THE VICINITY OF THE BUILDING); AND REFUSE PICK-UP SERVICE TO THE BUILDING. IN ADDITION TO ALL OTHER RENT PROVIDED HEREIN, LESSEE SHALL PAY TO LESSOR, WITH PAYMENT OF BASE RENT, THE COST, AS REASONABLY DETERMINED BY LESSOR, OF UTILITIES USED IN CONNECTION WITH ANY PORTABLE AIR CONDITIONING UNIT INSTALLED BY LESSEE IN ITS SERVER/FILE ROOM.

B. SUBJECT TO THE AVAILABILITY OF ELECTRICITY, LESSOR SHALL PROVIDE LESSEE AND THE PREMISES WITH HEATING AND AIR CONDITIONING SERVICE, IN ADDITION TO THE HOURS SET FORTH IN SUBPARAGRAPH (A) ABOVE, TO THE EXTENT THAT SUCH SERVICE IS REQUESTED BY LESSEE. IN THE EVENT OF SUCH A REQUEST BY LESSEE, LESSEE SHALL PAY TO LESSOR MONTHLY LESSOR’S CHARGE FOR SUCH ADDITIONAL HEATING AND AIR CONDITIONING SERVICE. LESSOR’S CHARGE SHALL BE BASED ON LESSOR’S ACTUAL DIRECT UTILITY COSTS, PLUS LESSOR’S OTHER DIRECT COSTS, INCLUDING A REASONABLE DEPRECIATION FACTOR OR REPLACEMENT RESERVE FOR THE SYSTEM ON ACCOUNT OF SAID ADDITIONAL HOURS OF OPERATION. LESSOR AGREES THAT SUCH HOURLY RATE SHALL BE ESTABLISHED AT AN AMOUNT WHICH WILL REIMBURSE LESSOR FOR THE ACTUAL COST TO LESSOR TO SUPPLY THE SERVICE PLUS A REASONABLE RESERVE FOR DEPRECIATION OR REPLACEMENT OF THE HVAC EQUIPMENT, BUT WITHOUT A PROFIT TO LESSOR.

C. LESSEE ACKNOWLEDGES THAT THE PREMISES AND THE BUILDING MAY BECOME SUBJECT TO THE RATIONING OR BLACKOUT OF UTILITY SERVICES OR RESTRICTIONS ON UTILITY USE AS REQUIRED BY A PUBLIC UTILITY COMPANY, GOVERNMENTAL AGENCY OR OTHER SIMILAR ENTITY HAVING JURISDICTION THEREOF. LESSEE ACKNOWLEDGES AND AGREES THAT ITS TENANCY AND OCCUPANCY HEREUNDER SHALL BE SUBJECT TO SUCH RATIONING OR RESTRICTIONS AS MAY BE IMPOSED UPON LESSOR, LESSEE, THE PREMISES AND/OR THE BUILDING, AND LESSEE SHALL IN NO EVENT, BY REASON OF ANY SUCH RATIONING OR RESTRICTIONS, BE EXCUSED OR RELIEVED FROM ANY COVENANT OR OBLIGATION TO BE KEPT OR PERFORMED BY LESSEE UNDER THIS LEASE. NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, INJURY OR DAMAGE TO LESSEE CAUSED BY OR RESULTING FROM ANY VARIATION, INTERRUPTION OR FAILURE OF UTILITIES DUE TO ANY CAUSE WHATSOEVER. NO TEMPORARY INTERRUPTION OR FAILURE OF SUCH SERVICES SHALL BE DEEMED AN EVICTION OF LESSEE OR RELIEVE LESSEE FROM ANY OF ITS OBLIGATIONS HEREUNDER.

D. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IF AN INTERRUPTION OR CESSATION OF UTILITIES RESULTS FROM LESSOR’S BREACH OF THIS LEASE OR THE WILLFUL MISCONDUCT OF LESSOR, OR ITS EMPLOYEES, AGENTS OR CONTRACTORS, AND THE PREMISES ARE NOT USABLE BY LESSEE FOR THE CONDUCT OF LESSEE’S BUSINESS AS A RESULT THEREOF, RENT SHALL BE ABATED FOR THE PERIOD THAT COMMENCES THREE (3) BUSINESS DAYS AFTER THE DATE LESSEE GIVES TO LESSOR NOTICE OF SUCH INTERRUPTION UNTIL SUCH UTILITIES ARE RESTORED.

10. CONDITION OF THE PREMISES. CONDITION OF THE LEASED PREMISES AND TENANT IMPROVEMENTS NECESSARY FOR LESSEE’S OCCUPANCY ARE THE SUBJECT OF A SEPARATE LETTER AGREEMENT BETWEEN LESSEE AND LESSOR OF EVEN DATE HEREWITH.

11. ALTERATIONS AND REPAIRS. LESSEE SHALL MAKE NO ADDITIONS, ALTERATIONS, CHANGES OR IMPROVEMENTS IN THE LEASED PREMISES, OR ANY PART THEREOF WITHOUT THE CONSENT OF LESSOR FIRST OBTAINED IN WRITING UPON PLANS CONFORMING TO ALL GOVERNMENTAL REGULATIONS. ANY AND ALL WORK SHALL BE PERFORMED PURSUANT TO A WRITTEN CONTRACT BY A LICENSED, BONDABLE GENERAL CONTRACTOR IN SUCH A MANNER AS SHALL NOT INTERFERE, INCONVENIENCE OR CONSTITUTE A NUISANCE TO OTHER TENANTS. LESSEE AGREES TO GIVE LESSOR WRITTEN NOTICE OF THE COMMENCEMENT DATE OF ANY ALTERATIONS, IMPROVEMENTS OR REPAIRS TO BE MADE IN, OR UPON THE PREMISES NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE COMMENCEMENT OF ANY SUCH WORK, IN ORDER TO GIVE LESSOR TIME TO (1) POST NOTICE OF NON-RESPONSIBILITY, OR (2) REQUIRE LESSEE TO TAKE OTHER ACTION TO PROTECT LESSOR’S INTEREST. LESSEE SHALL KEEP THE DEMISED PREMISES FREE OF ANY LIENS OR ENCUMBRANCES. PRIOR TO COMMENCEMENT OF ANY WORK OF IMPROVEMENT FOR ALTERATIONS, ADDITIONS, CHANGES OR REPAIRS TO THE LEASED PREMISES WHICH COULD CONCEIVABLY RESULT IN

A CLAIM FOR A MECHANICS’ LIEN BEING FILED ON THE PROPERTY OWNED BY LESSOR, LESSEE SHALL FILE IN THE OFFICE OF THE COUNTY RECORDER WHERE THE LEASED PREMISES ARE LOCATED, EVERY ORIGINAL CONTRACT ENTERED INTO BY LESSEE OR LESSEE’S AGENTS TOGETHER WITH A PAYMENT BOND (AS DEFINED IN SECTION 3096 OF THE CALIFORNIA CIVIL CODE) WITH EACH ORIGINAL CONTRACTOR AS PRINCIPAL IN THE MINIMUM AMOUNT OF 50% OF EACH ORIGINAL CONTRACT PRICE. THE LESSOR SHALL PAY TOWARDS THE PREMIUMS FOR SUCH PAYMENT BONDS, 1% OF THE AMOUNT OF THE BOND; THE LESSEE SHALL PAY ALL PREMIUMS IN EXCESS OF THAT PAID BY LESSOR. LESSEE WAIVES ALL RIGHTS TO MAKE REPAIRS AT LESSOR’S EXPENSE UNDER THE PROVISIONS OF SECTIONS 1941 AND 1942 OF THE CIVIL CODE OF CALIFORNIA. IN RESPECT TO ANY PARTIAL DESTRUCTION WHICH LESSEE IS OBLIGATED TO REPAIR OR MAY REPAIR UNDER ANY OF THE PROVISIONS OF THIS LEASE, THE PROVISIONS OF SECTION 1932 SUBDIVISION 2, AND SECTION 1933 SUBDIVISION 4 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA ARE WAIVED BY LESSEE. ALL ALTERATIONS, IMPROVEMENTS AND CHANGES SHALL BE DONE EITHER BY OR UNDER THE DIRECTION OF LESSOR BUT AT THE COST OF LESSEE, AND SHALL AT ONCE BECOME A PART OF THE REALTY AND BELONG TO LESSOR AND SHALL REMAIN UPON AND BE SURRENDERED WITH SAID PREMISES, PROVIDED THAT AT LESSOR’S OPTION, LESSEE SHALL, AT ITS EXPENSE WHEN SURRENDERING SAID PREMISES, REMOVE FROM SAID PREMISES AND SAID BUILDING ALL SUCH ALTERATIONS, ADDITIONS OR IMPROVEMENTS INSTALLED IN SAID PREMISES BY LESSEE, AND LESSEE SHALL REPAIR ANY DAMAGE TO THE PREMISES OCCASIONED BY SAID REMOVAL. IF LESSEE SHALL FAIL TO COMPLETE SUCH REMOVAL AND REPAIR SUCH DAMAGE, LESSOR MAY DO SO AND CHARGE THE REASONABLE COST THEREOF TO LESSEE WHICH SUM SHALL BE DEEMED ADDITIONAL RENT HEREUNDER AND SHALL BE DUE AND PAYABLE FROM LESSEE TO LESSOR TEN (10) DAYS AFTER LESSOR HAS RENDERED TO LESSEE A WRITTEN STATEMENT THEREFOR. ANY IMPROVEMENTS, EQUIPMENT OR PERSONAL PROPERTY NOT REMOVED BY LESSEE FROM THE PREMISES UPON THE END OF THE TERM SHALL BE CONCLUSIVELY PRESUMED TO HAVE BEEN ABANDONED BY LESSEE AND TITLE THERETO SHALL THEREBY PASS TO LESSOR WITHOUT PAYMENT OR CREDIT BY LESSOR TO LESSEE, AND THE COST OF REMOVAL, STORAGE AND/OR SALE OF SAME SHALL BE DEEMED ADDITIONAL RENT HEREUNDER, PAYABLE FROM LESSEE TO LESSOR IN THE SAME MANNER AS PROVIDED ABOVE WITH RESPECT TO RESTORATION CHARGES. LESSEE SHALL, AT THE TERMINATION OF THIS LEASE BY THE EXPIRATION OF TIME OR OTHERWISE, SURRENDER AND DELIVER UP THE LEASED PREMISES AND PROPERTY TO LESSOR OR TO LESSOR’S AGENTS OR MANAGER IN AS GOOD CONDITION AS WHEN RECEIVED BY LESSEE, REASONABLE WEAR AND TEAR AND DAMAGE BY FIRE (UNLESS CAUSED BY LESSEE’S NEGLIGENCE), ACT OF GOD OR BY THE ELEMENTS, EXCEPTED. LESSEE FURTHER AGREES TO PAY FOR ALL DAMAGES TO THE BUILDING, AS WELL AS DAMAGE TO LESSEES OR OCCUPANTS THEREOF CAUSED BY LESSEE’S MISUSE OR NEGLECT BY LESSEE OR ITS AGENTS OR VISITORS. LESSEE SHALL REPLACE ALL BROKEN GLASS WITH GLASS OF THE SAME SIZE AND QUALITY. IF LESSEE DOES NOT MAKE REPAIRS PROMPTLY AND ADEQUATELY, OR FAILS TO MAINTAIN THE LEASED PREMISES IN GOOD ORDER AND REPAIR, LESSOR MAY, BUT NEED NOT, MAKE REPAIRS, AND LESSEE SHALL PAY PROMPTLY THE REASONABLE COST THEREOF, AS ADDITIONAL RENT HEREUNDER, ON THE NEXT RENT DATE THEREAFTER.

12. ENTRY BY LESSOR. LESSOR AND LESSOR’S SERVANTS AND EMPLOYEES SHALL HAVE THE RIGHT AT ALL REASONABLE TIMES TO ENTER THE LEASED PREMISES (A) TO CARRY OUT AND PERFORM LESSOR’S OBLIGATIONS HEREUNDER, INCLUDING BUT NOT LIMITED TO WINDOW CLEANING AND JANITORIAL SERVICES, (B) TO SHOW THE LEASED PREMISES TO PROSPECTIVE TENANTS AND PURCHASERS, (C) FOR SUCH OTHER PURPOSES AS MAY BE REASONABLY NECESSARY IN CONNECTION WITH THE OPERATION OF THE BUILDING, AND (D) FOR THE PURPOSE OF EXAMINING THE LEASED PREMISES AND EFFECTING ALTERATIONS, ADDITIONS, IMPROVEMENTS AND/OR REPAIRS AND/OR TO REMODEL THE LEASED PREMISES OR ANY OTHER PORTION OF THE BUILDING. LESSOR MAY AT ANY TIME REMODEL, MAKE ALTERATIONS, ADDITIONS, IMPROVEMENTS AND/OR REPAIRS TO THE BUILDING, WITHOUT ABATEMENT FOR RENT, AND MAY, FOR SUCH PURPOSES, OR ANY OF THE SAME, ERECT SCAFFOLDING, AND ALL OTHER NECESSARY STRUCTURES, AND LESSEE SHALL NOT CLAIM OR BE ALLOWED OR BE PAID ANY DAMAGES FOR ANY INJURY OR INCONVENIENCE OCCASIONED THEREBY. ENTRY BY LESSOR AFTER LESSEE HAS VACATED THE LEASED PREMISES FOR THE PURPOSE OF MAKING REPAIRS OR DECORATING SHALL NOT CONSTITUTE A TERMINATION OF THIS LEASE, UNLESS LESSOR SO ELECTS IN WRITING.

FOR EACH OF THE AFORESAID PURPOSES, LESSOR SHALL AT ALL TIMES HAVE AND RETAIN A KEY WITH WHICH TO UNLOCK ALL OF THE DOORS IN, UPON AND ABOUT THE LEASED PREMISES, (EXCLUDING LESSEE’S PORTABLE VAULTS AND SAFES) AND LESSOR SHALL HAVE THE RIGHT TO USE AND ALL MEANS WHICH LESSOR MAY DEEM PROPER TO OPEN SAID DOORS IN ORDER TO OBTAIN ENTRY TO THE LEASED PREMISES, AND ANY ENTRY TO THE LEASED PREMISES OBTAINED BY LESSOR BY ANY OF SUCH MEANS, OR OTHERWISE, SHALL NOT UNDER ANY CIRCUMSTANCES CONSTITUTE A FORCIBLE OR UNLAWFUL ENTRY INTO, OR A DETAINER OF THE LEASED PREMISES, OR AN EVICTION OF LESSEE FROM THE LEASED PREMISES OR ANY PORTION THEREOF. LESSOR SHALL NOT BE LIABLE FOR THE CONSEQUENCES OF ADMITTING BY PASSKEY OR REFUSING TO ADMIT TO THE LEASED PREMISES, A LESSEE OR ANY AGENT OR EMPLOYEE OF LESSEE. ALL LOCKS ON THE LEASED PREMISES SHALL BE MADE TO FIT LESSOR’S PASSKEY AND SHALL NOT BE CHANGED WITHOUT WRITTEN PERMISSION OF LESSOR.

13. TAXES. LESSEE SHALL BE LIABLE FOR ALL TAXES LEVIED AGAINST PERSONAL PROPERTY AND TRADE FIXTURES PLACED BY LESSEE IN, ON, OR ABOUT THE LEASED PREMISES. IF ANY SUCH TAXES ARE LEVIED AGAINST LESSOR OR LESSOR’S PROPERTY AND LESSOR PAYS THE SAME (WHICH LESSOR SHALL HAVE THE RIGHT TO DO REGARDLESS OF THE VALIDITY OF SUCH LEVY), AFTER NOTICE IN WRITING TO LESSEE AND LESSEE’S CONTINUED FAILURE TO PAY THE SAME FOR TEN (10) DAYS, OR IF THE ASSESSED VALUE OF THE BUILDING IS INCREASED BY THE INCLUSION THEREIN OF A VALUE PLACED ON SUCH PROPERTY OF THE

LESSEE, AND IF LESSOR PAYS THE TAXES BASED ON SUCH INCREASED ASSESSMENT (WHICH LESSOR SHALL HAVE THE RIGHT TO DO REGARDLESS OF THE VALIDITY THEREOF), AFTER NOTICE IN WRITING TO LESSEE AND LESSEE’S CONTINUED FAILURE TO PAY THE SAME FOR TEN (10) DAYS, LESSEE UPON DEMAND, SHALL REPAY TO LESSOR THE TAXES SO LEVIED AGAINST LESSOR OR THE PROPORTION OF SUCH TAXES RESULTING FROM SUCH INCREASE IN THE ASSESSMENT, AS ADDITIONAL RENT HEREUNDER.

IF ANY GOVERNMENTAL AUTHORITY OR UNIT UNDER ANY PRESENT OR FUTURE LAW OR REGULATION EFFECTIVE AT ANY TIME DURING THE TERM OF THIS LEASE SHALL IN ANY MANNER LEVY A TAX ON RENTALS PAYABLE UNDER THIS LEASE OR ON RENTALS ACCRUING FROM THE USE OF THE LEASED PREMISES UNDER THIS LEASE, OR A TAX IN ANY FORM AGAINST LESSOR BECAUSE OF OR MEASURED BY INCOME DERIVED FROM THE LEASING OR RENTAL OF THE PREMISES, THE AMOUNT OF THE NEXT SUCCEEDING MONTH’S RENT FOLLOWING PAYMENT OF SUCH TAX BY LESSEE SHALL BE INCREASED BY AN AMOUNT EQUAL TO SUCH TAX PAID. FOR LESSEE’S DEFAULT IN PAYING THE RENT THUS REVISED, LESSOR SHALL HAVE THE SAME REMEDIES AS UPON FAILURE TO PAY RENT. LESSEE SHALL NOT BE LIABLE TO PAY ANY AMOUNT BECAUSE OF ANY INCOME TAX OF A GENERAL NATURE APPLICABLE TO LESSEE’S VARIOUS INTEREST OR SOURCES OF INCOME OF ANY TAX IMPOSED ON LESSEE FOR INHERITANCE, GIFT OR SUCCESSION TAXES IMPOSED ON OR MEASURED BY RENTALS OR LOCKOUTS OR OTHER LABOR DISTURBANCES OR LABOR DISPUTES OF ANY CHARACTER, OR BY ANY OTHER CAUSE, SIMILAR OR DISSIMILAR, BEYOND THE REASONABLE CONTROL OF LESSOR. LESSOR SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR LOSS OF OR INJURY OF PROPERTY, HOWEVER, OCCURRING, THROUGH OR IN CONNECTION WITH OR INCIDENTAL TO FAILURE TO FURNISH ANY OF THE FOREGOING. SHOULD LESSEE MAKE USE OF MACHINES OR EQUIPMENT IN THE LEASED PREMISES WHICH AFFECT THE TEMPERATURE OTHERWISE MAINTAINED BY THE AIR CONDITIONING SYSTEM, LESSOR RESERVES THE RIGHT TO INSTALL SUPPLEMENTARY AIR CONDITIONING UNITS IN THE LEASED PREMISES AND THE COST THEREOF, INCLUDING THE COST OF INSTALLATION AND THE COST OF OPERATION AND MAINTENANCE THEREOF, SHALL BE PAID BY LESSEE TO LESSOR AS ADDITIONAL RENT.

LESSEE WILL NOT, WITHOUT THE WRITTEN CONSENT OF LESSOR, USE ANY APPARATUS OR DEVICE IN THE LEASED PREMISES, INCLUDING BUT WITHOUT LIMITATION ELECTRONIC DATA PROCESSING, PUNCH CARD, COPYING, HEATING OR COOKING MACHINES USING CURRENT IN EXCESS OF 110 VOLTS OR WHICH WILL IN ANY WAY INCREASE THE AMOUNT OF ELECTRICITY OR WATER USUALLY FURNISHED OR SUPPLIED FOR USE OF THE LEASED PREMISES AS GENERAL OFFICE SPACE; NOR CONNECT WITH ELECTRIC CURRENT, EXCEPT THROUGH EXISTING ELECTRICAL OUTLETS IN THE PREMISES, ANY APPARATUS OR DEVICE, FOR THE PURPOSES OF USING ELECTRIC CURRENT OR WATER. IF LESSEE SHALL REQUIRE WATER OR ELECTRIC CURRENT IN EXCESS OF THAT USUALLY FURNISHED OR SUPPLIED FOR USE OF THE PREMISES AS GENERAL OFFICE SPACE, LESSEE SHALL FIRST PROCURE THE CONSENT OF LESSOR TO THE USE THEREOF WHICH

LESSOR MAY, IN LESSOR’S DISCRETION, REFUSE, AND LESSOR MAY CAUSE A WATER METER OR ELECTRIC CURRENT METER TO BE INSTALLED FOR THE LEASED PREMISES, SO AS TO MEASURE THE AMOUNT OF WATER AND ELECTRIC CURRENT CONSUMED FOR ANY SUCH OTHER USE. THE COST OF ANY SUCH METERS AND OF INSTALLATION, MAINTENANCE AND REPAIR THEREOF SHALL BE PAID FOR BY LESSEE AND LESSEE AGREES TO PAY TO LESSOR AS ADDITIONAL RENT FOR ALL SUCH WATER AND ELECTRIC CURRENT CONSUMED AS SHOWN BY SAID METERS AT THE RATES CHARGED FOR SUCH SERVICES BY THE ENTITY FURNISHING THE SAME, PLUS ANY ADDITIONAL EXPENSE INCURRED IN KEEPING ACCOUNT OF THE WATER AND CURRENT SO CONSUMED.

14. INDEMNITY; EXCULPATION. LESSEE COVENANTS AND AGREES THAT LESSOR SHALL NOT AT ANYTIME OR TO ANY EXTENT WHATSOEVER BE LIABLE, RESPONSIBLE OR IN ANY WAY ACCOUNTABLE FOR ANY LOSS, INJURY, DEATH OR DAMAGE TO PERSONS OR PROPERTY WHICH AT ANY TIME MAY BE SUFFERED OR SUSTAINED BY LESSEE OR BY ANY PERSON WHOSOEVER MAY AT ANY TIME BE USING, OCCUPYING OR VISITING THE LEASED PREMISES AND THE SURROUNDING AREAS, WHETHER SUCH LOSS, INJURY, DEATH OR DAMAGE SHALL BE CAUSED BY OR IN ANY WAY RESULT FROM OR ARISE OUT OF ANY ACT, OMISSION OR NEGLIGENCE OF LESSOR (WHETHER ACTIVE OR PASSIVE) OR OF ANY OCCUPANT, SUBLESSEE, VISITOR OR USER OF ANY PORTION OF THE LEASED PREMISES, OR SHALL RESULT FROM OR BE CAUSED BY ANY OTHER MATTER OR THING WHETHER OF THE SAME KIND AS OR OF A DIFFERENT KIND THAN THE MATTERS OR THINGS ABOVE SET FORTH, AND, WITH RESPECT TO THE LEASED PREMISES BUT NOT THE SURROUNDING AREAS, LESSEE SHALL FOREVER INDEMNIFY, DEFEND, HOLD AND SAVE LESSOR FREE AND HARMLESS OF, FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSS OR DAMAGE WHATSOEVER ON ACCOUNT OF ANY SUCH LOSS, INJURY, DEATH OR DAMAGE, INCLUDING ATTORNEYS’ FEES AND COSTS IN ANY WAY INCURRED IN CONNECTION THEREWITH. LESSEE HEREBY WAIVES ALL CLAIMS AGAINST LESSOR FOR DAMAGES TO THE PROPERTY OF LESSEE NOW OR HEREAFTER IN, UPON OR ABOUT THE LEASED PREMISES, AND FOR INJURIES TO PERSONS OR PROPERTY IN OR ABOUT THE LEASED PREMISES OR ANY BUILDING AND IMPROVEMENTS NOW OR HEREAFTER THEREON FROM ANY CAUSE ARISING AT ANY TIME. THE FOREGOING RELEASE, WAIVER AND INDEMNITY OBLIGATIONS SHALL NOT APPLY TO THE EXTENT THAT ANY SUCH LOSS, INJURY, DEATH, DAMAGE, CLAIM, LIABILITY, FEES OR COSTS ARISE DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, OR DUE TO LESSOR’S MATERIAL BREACH OF THIS LEASE.

15. INSURANCE. LESSEE SHALL, AT ALL TIMES DURING THE TERM HEREOF AND AT ITS OWN COST AND EXPENSE, PROCURE AND CONTINUE IN FORCE, BODILY INJURY AND PROPERTY DAMAGE, LIABILITY, WORKMEN’S COMPENSATION AND PLATE GLASS INSURANCE WHICH POLICIES SHALL NAME LESSOR AND LESSOR’S GENERAL PARTNERS AS AN ADDITIONAL INSURED. SUCH INSURANCE AT ALL TIMES SHALL BE IN AN AMOUNT SUFFICIENT TO COVER LESSEE’S OBLIGATIONS OF PARAGRAPH 13 (INDEMNITY) HEREOF AND NOT LESS THAN ONE MILLION ($1,000,000.00) DOLLARS FOR INJURY TO,

OR DEATH OF, ANY ONE PERSON IN ANY ONE ACCIDENT OR OCCURRENCE AND IN AN AMOUNT OF NOT LESS THAN ONE MILLION ($1,000,000.00) DOLLARS FOR INJURY TO, OR DEATH OF, MORE THAN ONE PERSON IN ANY ONE ACCIDENT OR OCCURRENCE, AND AGAINST LIABILITY FOR PROPERTY DAMAGE OF AT LEAST ONE HUNDRED THOUSAND ($100,000.00) DOLLARS AND SHALL BE FOR A PERIOD OF NOT LESS THAN ONE YEAR. THE AFOREMENTIONED MINIMUM LIMITS OF POLICIES SHALL NOT, HOWEVER, LIMIT THE LIABILITY OF LESSEE HEREUNDER. THE AFORESAID INSURANCE SHALL BE WITH COMPANIES HAVING A RATING OF NOT LESS THAN BEST’S A+AAA RATING AND SHALL BE WRITTEN WITH A COMPANY ACCEPTABLE TO THE LESSOR AND AUTHORIZED TO ENGAGE IN THE BUSINESS OF GENERAL LIABILITY INSURANCE IN THE STATE IN WHICH THE LEASED PREMISES ARE LOCATED. CERTIFIED COPIES OF CERTIFICATES EVIDENCING THE EXISTENCE AND AMOUNTS OF SUCH INSURANCE SHALL BE DELIVERED TO LESSOR BY THE INSURANCE COMPANY ACCOMPANIED WITH CERTIFICATES EVIDENCING SUCH PAID UP INSURANCE AT LEAST FIFTEEN (15) DAYS PRIOR TO THE TIME SUCH INSURANCE IS FIRST REQUIRED TO BE CARRIED BY LESSEE, AND THEREAFTER AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION OF ANY SUCH POLICY. NO SUCH POLICY SHALL BE CANCELABLE OF SUBJECT TO REDUCTION OF COVERAGE OR OTHER MODIFICATION EXCEPT AFTER THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO LESSOR. IN THE EVENT LESSEE FAILS AT ANY TIME DURING THE TERM OF THIS LEASE TO OBTAIN INSURANCE REQUIRED TO BE CARRIED BY LESSEE HEREUNDER OR TO PROVIDE SUCH EVIDENCE THEREOF, LESSOR SHALL HAVE THE RIGHT TO PROCURE SUCH INSURANCE AND LESSEE SHALL PAY TO LESSOR THE COSTS AND EXPENSES THEREOF WHEN THE NEXT PAYMENT OF BASE RENT IS REQUIRED TO BE MADE. SHOULD LESSOR’S INSURANCE COST INCREASE DUE TO LESSEE’S USE OF THE LEASED PREMISES, THEN LESSEE SHALL PAY THE AMOUNT OF SUCH INCREASE.

16. DESTRUCTION OF THE PREMISES. IF DURING THE TERM OF THIS LEASE, MORE THAN 25% OF THE LEASED PREMISES ARE DAMAGED OR DESTROYED, OR ANY OTHER PORTION OF THE BUILDING IS DAMAGED OR DESTROYED IN SUCH A WAY THAT LESSEE’S USE OF THE LEASED PREMISES IS, OR IS EXPECTED TO BE, MATERIALLY INTERFERED WITH FOR MORE THAN 90 DAYS, AS REASONABLY DETERMINED BY LESSOR, BY FIRE, EARTHQUAKE, ACT OF GOD OR BY THE ELEMENTS OR BY OTHER CAUSES, SO AS TO RENDER THE SAME UNFIT FOR OCCUPANCY, LESSOR SHALL HAVE THE RIGHT TO RESTORE THE BUILDING AND/OR PREMISES AND/OR TO TERMINATE THIS LEASE. LESSOR SHALL NOTIFY LESSEE IN WRITING OF LESSOR’S DECISION WHETHER TO RESTORE AND/OR TERMINATE ON THE DATE THIRTY (30) DAYS AFTER THE SETTLEMENT OF INSURANCE LOSS ADJUSTMENT WITH REFERENCE TO THE EVENT OF DESTRUCTION OR DAMAGE, OR THE DATE NINETY (90) DAYS AFTER THE DATE OF THE DESTRUCTIVE EVENT, WHICHEVER IS EARLIER. IF LESSOR ELECTS NOT TO TERMINATE SAID LEASE AND TO REPAIR OR RESTORE SAID BUILDING AND/OR SAID PREMISES, LESSOR SHALL DO SO AFTER RECEIPT OF THE INSURANCE LOSS PROCEEDS, AND SHOULD THE DAMAGE BE SO EXTENSIVE AS TO RENDER THE PREMISES UNTENANTABLE, THEN THE RENT SHALL BE ADJUSTED UNTIL THE LEASED PREMISES ARE SUBSTANTIALLY RESTORED. PROVIDED, HOWEVER,

SHOULD LESSOR ESTABLISH THAT SUCH DAMAGE WAS OCCASIONED BY THE NEGLIGENCE OF LESSEE, ITS AGENTS OR EMPLOYEES, THEN THERE SHALL BE NO ABATEMENT OR ADJUSTMENT OF RENT, EXCEPT TO THE EXTENT THAT SUCH LOSS IS COVERED BY INSURANCE CARRIED BY LESSOR, AND LESSEE SHALL REIMBURSE LESSOR FOR ALL COSTS AND EXPENSES OF REPAIR AND RESTORATION NOT COVERED BY INSURANCE CARRIED BY LESSOR. IF LESSOR ELECTS TO REPAIR OR RESTORE, BUT FAILS TO COMPLETE THE WORK WITHIN ONE HUNDRED EIGHTY (180) DAYS FOLLOWING THE DATE OF COMMENCEMENT OF SUCH WORK, LESSEE SHALL HAVE THE OPTION TO TERMINATE THIS LEASE BY NOTICE IN WRITING TO LESSOR. LESSEE HEREBY EXPRESSLY WAIVES ALL RIGHT IT MAY HAVE UNDER THE CALIFORNIA CIVIL CODE SECTIONS 1932 AND 1933.

17. CONDEMNATION. IF DURING THE TERM OF THIS LEASE, THE WHOLE OR SUCH PART OF THE LEASED PREMISES BE TAKEN OR CONDEMNED BY ANY COMPETENT AUTHORITY SO THAT THERE DOES NOT REMAIN A PORTION SUITABLE FOR OCCUPATION HEREUNDER, THIS LEASE SHALL TERMINATE; PROVIDED HOWEVER, THE TERM OF THIS LEASE SHALL END UPON AND NOT BEFORE THE DATE WHEN THE POSSESSION OF THE PART SO TAKEN SHALL BE REQUIRED FOR SUCH USE OR PURPOSE. CURRENT RENT SHALL BE APPORTIONED AS OF THE DATE OF SUCH TERMINATION. ALL COMPENSATION AWARDED UPON ANY CONDEMNATION OR TAKING SHALL GO TO LESSOR, AND LESSEE SHALL HAVE NO CLAIM THERETO, AND LESSEE HEREBY IRREVOCABLY ASSIGNS AND TRANSFERS TO LESSOR ANY RIGHT TO COMPENSATION OR DAMAGES TO WHICH LESSEE MAY BECOME ENTITLED DURING THE TERM HEREOF BY REASON OF ANY CONDEMNATION OR TAKING; PROVIDED, HOWEVER, LESSEE MAY CLAIM PART OF THE AWARD FOR ANY UNDEPRECIATED VALUE OF TENANT IMPROVEMENTS PAID FOR THE LESSEE IN THE DEMISED PREMISES, AND SUCH MOVING EXPENSE AWARD AS MAY BE GRANTED. FOR THIS PURPOSE, UNDEPRECIATED VALUE SHALL MEAN ORIGINAL COST OF SUCH TENANT IMPROVEMENTS PAID FOR BY LESSEE, DIVIDED BY THE NUMBER OF YEARS OF THE ORIGINAL LEASE TERM, TIMES THE NUMBER OF YEARS REMAINING ON THE LEASE TERM AT THE TIME OF CONDEMNATION. EXCEPT AS PROVIDED ABOVE, THIS LEASE SHALL NOT TERMINATE AND SHALL REMAIN IN FULL FORCE AND EFFECT IN THE EVENT OF A CONDEMNATION OF ONLY A PORTION OF THE PREMISES. HOWEVER, THE RENT SHALL BE ADJUSTED FOR THE REMAINDER OF THE TERM ACCORDING TO THE AMOUNT OF SPACE TAKEN AND THE AMOUNT OF SPACE REMAINING.

18. ASSIGNMENT AND SUBLEASE.

A. GENERAL – LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR IN EACH CASE, (I) MAKE OR ALLOW ANY ASSIGNMENT OR TRANSFER, BY OPERATION OF LAW OR OTHERWISE, OF ANY PART OF LESSEE’S INTEREST IN THIS LEASE, (II) GRANT OR ALLOW ANY LIEN OR ENCUMBRANCE, BY OPERATION OF LAW OR OTHERWISE, UPON ANY PART OF LESSEE’S INTEREST IN THIS LEASE, (III) SUBLET ANY PART OF THE PREMISES, OR (IV) PERMIT ANYONE OTHER THAN LESSEE AND ITS EMPLOYEES TO OCCUPY ANY PART OF THE PREMISES (ANY OF THE

FOREGOING EVENTS BEING A “TRANSFER”). LESSEE SHALL REMAIN PRIMARILY LIABLE FOR ALL OF ITS OBLIGATIONS UNDER THIS LEASE, NOTWITHSTANDING ANY TRANSFER. NO CONSENT GRANTED BY LESSOR SHALL BE DEEMED TO BE A CONSENT TO ANY SUBSEQUENT TRANSFER. ANY TRANSFER WITHOUT LESSOR’S PRIOR WRITTEN CONSENT SHALL BE VOID. IF LESSEE SHALL TRANSFER THIS LEASE, ANY RIGHTS OF LESSEE TO RENEW THIS LEASE, EXTEND THE TERM, OR TO LEASE ADDITIONAL SPACE IN THE BUILDING SHALL BE EXTINGUISHED THEREBY AND WILL NOT BE TRANSFERRED TO THE TRANSFEREE, ALL SUCH RIGHTS BEING PERSONAL TO THE LESSEE.

B. LESSOR’S CONSENT – LESSOR MAY WITHHOLD ITS CONSENT, IN ITS SOLE AND ABSOLUTE DISCRETION, TO ANY TRANSFER OTHER THAN AN ASSIGNMENT OR SUBLETTING. LESSOR WILL NOT UNREASONABLY WITHHOLD ITS CONSENT TO ANY ASSIGNMENT OR SUBLETTING. IT SHALL BE REASONABLE FOR LESSOR TO WITHHOLD ITS CONSENT TO ANY ASSIGNMENT OR SUBLEASE IF (I) LESSEE IS IN DEFAULT UNDER THIS LEASE, (II) THE PROPOSED ASSIGNEE OR SUBLESSEE IS A TENANT IN THE BUILDING OR AN AFFILIATE OF SUCH A TENANT OR A PARTY THAT LESSOR HAS IDENTIFIED AS A PROSPECTIVE TENANT IN THE BUILDING, (III) THE FINANCIAL RESPONSIBILITY, NATURE OF BUSINESS, AND CHARACTER OF THE PROPOSED ASSIGNEE OR SUBTENANT ARE NOT ALL REASONABLY SATISFACTORY TO LESSOR, (IV) IN THE REASONABLE JUDGMENT OF LESSOR THE PURPOSE FOR WHICH THE ASSIGNEE OR SUBTENANT INTENDS TO USE THE PREMISES (OR A PORTION THEREOF) IS NOT IN KEEPING WITH LESSOR’S STANDARDS FOR THE BUILDING OR ARE IN VIOLATION OF THE TERMS OF THIS LEASE OR ANY OTHER LEASE IN THE BUILDING, OR (V) THE PROPOSED ASSIGNEE OR SUBTENANT IS A GOVERNMENT ENTITY. THE FOREGOING SHALL NOT EXCLUDE ANY OTHER REASONABLE BASIS FOR LESSOR TO WITHHOLD ITS CONSENT.

C. PROCEDURE – LESSEE SHALL NOTIFY LESSOR OF ANY PROPOSED TRANSFER AT LEAST THIRTY (30) DAYS PRIOR TO ITS PROPOSED EFFECTIVE DATE (“LESSEE’S NOTICE”). LESSEE’S NOTICE SHALL INCLUDE A WRITTEN DESCRIPTION OF ALL TERMS AND CONDITIONS OF THE PROPOSED TRANSFER, COPIES OF THE PROPOSED DOCUMENTATION, AND THE FOLLOWING INFORMATION ABOUT THE PROPOSED TRANSFEREE: NAME AND ADDRESS; REASONABLY SATISFACTORY INFORMATION ABOUT ITS BUSINESS AND BUSINESS HISTORY; ITS PROPOSED USE OF THE PREMISES; BANKING, FINANCIAL, AND OTHER CREDIT INFORMATION; AND GENERAL REFERENCES SUFFICIENT TO DETERMINE THE PROPOSED TRANSFEREE’S CREDITWORTHINESS AND CHARACTER. CONCURRENTLY WITH DELIVERY OF LESSEE’S NOTICE, LESSEE SHALL PAY TO LESSOR A FEE OF $500.00 TO DEFRAY LESSOR’S EXPENSES IN REVIEWING LESSEE’S NOTICE, AND LESSEE SHALL ALSO REIMBURSE LESSOR, IMMEDIATELY UPON REQUEST, FOR LESSOR’S REASONABLE ATTORNEYS’ FEES INCURRED IN CONNECTION WITH CONSIDERING ANY REQUEST FOR CONSENT TO A TRANSFER. AS A CONDITION TO ANY EFFECTIVE ASSIGNMENT OF THIS LEASE, THE ASSIGNEE SHALL EXECUTE AND DELIVER IN FORM SATISFACTORY TO LESSOR AT LEAST FIFTEEN (15) DAYS PRIOR TO THE EFFECTIVE DATE OF THE ASSIGNMENT,

AN ASSUMPTION OF ALL OF THE OBLIGATIONS OF LESSEE UNDER THIS LEASE. AS A CONDITION TO ANY EFFECTIVE SUBLEASE, SUBTENANT SHALL EXECUTE AND DELIVER IN FORM SATISFACTORY TO LESSOR AT LEAST FIFTEEN (15) DAYS PRIOR TO THE EFFECTIVE DATE OF THE SUBLEASE, AN AGREEMENT TO COMPLY WITH ALL OF LESSEE’S OBLIGATIONS UNDER THIS LEASE, AND AN AGREEMENT TO ATTORN TO LESSOR, AT LESSOR’S OPTION, UNDER THE TERMS OF THE SUBLEASE IN THE EVENT THIS LEASE TERMINATES BEFORE THE SUBLEASE EXPIRES.

D. CHANGE OF MANAGEMENT OR OWNERSHIP – ANY TRANSFER OF THE DIRECT OR INDIRECT POWER TO AFFECT THE MANAGEMENT OR POLICIES OF LESSEE OR DIRECT OR INDIRECT CHANGE IN 50% OR MORE OF THE OWNERSHIP INTEREST IN LESSEE SHALL CONSTITUTE A TRANSFER. THIS PROVISION SHALL NOT APPLY IF, PRIOR TO SUCH CHANGE OF OWNERSHIP, LESSEE PROVIDES LESSOR WITH DOCUMENTATION SHOWING, TO LESSOR’S REASONABLE SATISFACTION, THAT SUCH CHANGE WILL NOT CAUSE ANY MATERIAL ADVERSE CHANGE IN LESSEE’S FINANCIAL CONDITION OR ANY MATERIAL CHANGE IN LESSEE’S USE OF THE PREMISES.

E. ADDITIONAL COMPENSATION – IF LESSEE SHALL ASSIGN THIS LEASE OR SUBLET ANY PART OF THE PREMISES FOR CONSIDERATION IN EXCESS OF THE PRO-RATA PORTION OF BASE RENT APPLICABLE TO THE SPACE SUBJECT TO THE ASSIGNMENT OR SUBLET, THEN LESSEE SHALL PAY TO LESSOR AS ADDITIONAL RENT 100% OF ANY EXCESS (LESS ANY BROKERAGE COMMISSION PAID BY LESSEE IN CONNECTION WITH SUCH ASSIGNMENT OR SUBLETTING) IMMEDIATELY UPON RECEIPT THEREOF.

F. RECAPTURE – IN THE EVENT OF ANY ASSIGNMENT OR OF ANY SUBLEASE OF MORE THAN 50% OF THE PREMISES FOR ALL OR SUBSTANTIALLY ALL OF THE REMAINDER OF THE TERM, LESSOR MAY, BY GIVING WRITTEN NOTICE TO LESSEE WITHIN THIRTY (30) DAYS AFTER RECEIPT OF LESSEE’S NOTICE, TERMINATE THIS LEASE WITH RESPECT TO THE SPACE DESCRIBED IN LESSEE’S NOTICE, AS OF THE EFFECTIVE DATE OF THE PROPOSED TRANSFER AND ALL OBLIGATIONS UNDER THIS LEASE AS TO SUCH SPACE SHALL EXPIRE EXCEPT AS TO ANY OBLIGATIONS THAT EXPRESSLY SURVIVE ANY TERMINATION OF THIS LEASE.

19. FREE FROM LIENS. LESSEE SHALL KEEP THE LEASED PREMISES AND THE BUILDING FREE FROM ANY LIENS ARISING OUT OF ANY WORK PERFORMED, MATERIAL FURNISHED, OR OBLIGATION INCURRED BY LESSEE.

20. ABANDONMENT. LESSEE SHALL NOT VACATE FOR MORE THAN 60 DAYS OR ABANDON THE LEASED PREMISES AT ANY TIME DURING THE TERM OF THIS LEASE; AND IF LESSEE SHALL ABANDON, SO VACATE OR SURRENDER THE LEASED PREMISES OR BE DISPOSSESSED BY PROCESS OF LAW, OR OTHERWISE, ANY PERSONAL PROPERTY BELONGING TO LESSEE AND LEFT ON THE LEASED PREMISES SHALL BE DEEMED TO BE ABANDONED, AT THE OPTION OF LESSOR. THIS PROVISION SHALL NOT APPLY TO ANY PERIOD OF TIME DURING WHICH THE PREMISES HAVE BEEN VACATED IN CONNECTION WITH A BONA FIDE LEASE TRANSFER IN ACCORDANCE WITH PARAGRAPH 18.

21. SIGNS. NO SIGN, PLACARD, PICTURE, NAME, ADVERTISEMENT OR NOTICE, VISIBLE FROM THE EXTERIOR OF THE LEASED PREMISES SHALL BE INSCRIBED, PAINTED, AFFIXED OR OTHERWISE DISPLAYED BY LESSEE ON ANY PART OF THE LEASED PREMISES OR OF THE BUILDING WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, AND LESSOR SHALL HAVE THE RIGHT TO REMOVE ANY SUCH SIGN, PLACARD, PICTURE, NAME, ADVERTISEMENT OR NOTICE AT LESSEE’S EXPENSE AND WITHOUT NOTICE TO LESSEE. IF LESSOR SHALL HAVE GIVEN SUCH CONSENT AT ANY TIME, SUCH CONSENT SHALL BE DEEMED TO RELATE ONLY TO THE PARTICULAR SIGN, PLACARD, PICTURE, NAME, ADVERTISEMENT OR NOTICE SO CONSENTED TO BY LESSOR AND SHALL NOT BE CONSTRUED AS DISPENSING WITH THE NECESSITY OF OBTAINING THE SPECIFIC WRITTEN CONSENT OF LESSOR WITH RESPECT TO EACH AND EVERY OTHER SIGN, PLACARD, PICTURE, NAME, ADVERTISEMENT OR NOTICE AND MAY BE REVOKED AT ANY TIME. LESSOR MAY ADOPT AND FURNISH TO LESSEE UNIFORM RULES AND REGULATIONS. ALL SIGNS OR LETTERING ON DOORS OR ELSEWHERE SHALL BE PRINTED, PAINTED, AFFIXED OR INSCRIBED AT THE EXPENSE OF LESSEE BY A PERSON IN THE FORM APPROVED BY LESSOR.

22. EVENTS OF DEFAULT. IT IS EXPRESSLY AGREED THAT ANY OF THE FOLLOWING SHALL CONSTITUTE AN “EVENT OF DEFAULT” BY LESSEE HEREUNDER:

A. THAT LESSEE SHALL FAIL, NEGLECT OR REFUSE TO PAY ALL OR ANY PART OF THE RENT AT THE TIME AND IN THE AMOUNT AS HEREIN PROVIDED, OR PAY ANY OTHER MONEYS TO LESSOR OR OTHERS AGREED BY IT TO BE PAID PROMPTLY WHEN AND AS THE SAME SHALL BECOME DUE AND PAYABLE UNDER THE TERMS HEREOF, PROVIDED, HOWEVER, THAT WITH RESPECT TO THE FIRST SUCH DEFAULT IN ANY 12 MONTH PERIOD BEGINNING ON THE COMMENCEMENT DATE (“LEASE YEAR”), LESSOR SHALL NOT DECLARE AN EVENT OF DEFAULT UNLESS SAID DEFAULT CONTINUES FOR MORE THAN 10 DAYS FOLLOWING WRITTEN NOTICE FROM LESSOR TO LESSEE;

B. THAT ANY VOLUNTARY OR INVOLUNTARY PETITION OR SIMILAR PLEADING UNDER ANY SECTION OR SECTIONS OF ANY BANKRUPTCY ACT SHALL BE FILED BY OR AGAINST LESSEE ON ANY PROCEEDINGS FOR REORGANIZATION OR ARRANGEMENT, OR ANY OTHER VOLUNTARY OR INVOLUNTARY PROCEED, IN ANY COURT OF TRIBUNAL, FEDERAL OR STATE, SHALL BE INSTITUTED TO DECLARE LESSEE INSOLVENT OR UNABLE TO PAY LESSEE’S DEBTS, AND THE SAME SHALL NOT BE DISMISSED OR DISCHARGED WITHIN THIRTY (30) DAYS AFTER FILING.

C. THAT LESSEE SHALL FAIL, NEGLECT OR REFUSE TO KEEP AND PERFORM ANY OF THE OTHER COVENANTS, CONDITIONS, STIPULATIONS OR AGREEMENTS HEREIN CONTAINED AND COVENANTED AND AGREED TO BE KEPT AND PERFORMED BY IT OR IN ANY MANNER BREACH ANY PROVISION OF THIS LEASE, OTHER THAN PAYMENT OF RENT, PROVIDED, HOWEVER, THAT WITH

RESPECT TO THE FIRST SUCH DEFAULT IN ANY LEASE YEAR, LESSOR SHALL NOT DECLARE ANY EVENT OF DEFAULT UNLESS SAID DEFAULT CONTINUES FOR MORE THAN 30 DAYS FOLLOWING WRITTEN NOTICE FROM LESSOR TO LESSEE.

D. THAT LESSEE MAKES ANY ASSIGNMENT OF ITS PROPERTY FOR THE BENEFIT OF CREDITORS OR SHOULD THE LEASED PREMISES BE TAKEN UNDER A LEVY OF EXECUTION OR ATTACHMENT IN AN ACTION AGAINST LESSEE AND SUCH LEVY, ATTACHMENT OR ASSIGNMENT IS NOT DISMISSED, AND DISCHARGED WITHIN THIRTY (30) DAYS AFTER SUCH ASSIGNMENT OR LEVY.

23. REMEDIES UPON DEFAULT. LESSOR AND LESSEE AGREE AS FOLLOWS UPON LESSOR’S REMEDIES FOR ANY DEFAULT BY LESSEE IN THIS LEASE:

A. IN THE EVENT OF ANY SUCH DEFAULT BY LESSEE, AND IN ADDITION TO ANY OTHER REMEDIES AVAILABLE TO LESSOR AT LAW OR IN EQUITY, LESSOR SHALL HAVE THE IMMEDIATE OPTION TO TERMINATE THIS LEASE AND ALL RIGHTS OF LESSEE HEREUNDER BY GIVEN WRITTEN NOTICE OF TERMINATION. IN THE EVENT THAT LESSOR SHALL ELECT TO SO TERMINATE THIS LEASE THEN LESSOR MAY RECOVER FROM LESSEE; (1) THE WORTH AT THE TIME OF AWARD OF ANY UNPAID RENT WHICH HAD BEEN EARNED AT THE TIME OF SUCH TERMINATION; PLUS (2) THE WORTH AT THE TIME OF AWARD OF THE AMOUNT BY WHICH THE UNPAID RENT WHICH WOULD HAVE BEEN EARNED AFTER TERMINATION UNTIL THE TIME OF AWARD EXCEEDS THE AMOUNT OF SUCH RENTAL LOSS THAT LESSEE PROVES COULD BE REASONABLY AVOIDED; PLUS (3) THE WORTH AT THE TIME OF AWARD OF THE AMOUNT BY WHICH THE UNPAID RENT FOR THE BALANCE OF THE TERM AFTER THE TIME OF AWARD EXCEEDS THE AMOUNT OF SUCH RENTAL LOSS THAT LESSEE PROVES COULD BE REASONABLY AVOIDED; PLUS (4) ANY OTHER AMOUNT NECESSARY TO COMPENSATE LESSOR FOR ALL THE DETRIMENT PROXIMATELY CAUSED BY LESSEE’S FAILURE TO PERFORM HIS OBLIGATIONS UNDER THIS LEASE OR WHICH IN THE ORDINARY COURSE OF THINGS WOULD BE LIKELY TO RESULT THEREFROM; AND (5) AT LESSOR’S ELECTION, SUCH OTHER AMOUNTS IN ADDITION TO OR IN LIEU OF THE FOREGOING AS MAY BE PERMITTED FROM TIME TO TIME BY APPLICABLE CALIFORNIA LAW.

B. THE TERM “RENT” AS USED HEREIN, SHALL BE DEEMED TO BE AND TO MEAN BASE RENT AND ALL OTHER SUMS REQUIRED TO BE PAID BY LESSEE PURSUANT TO THE TERMS OF THIS LEASE.

C. AS USED IN SUBPARAGRAPHS A(1) AND (2) ABOVE, THE “WORTH AT THE TIME OF AWARD” IS COMPUTED BY ALLOWING INTEREST AT THE RATE OF TEN PERCENT (10%) PER ANNUM. AS USED IN SUBPARAGRAPH A(3) ABOVE, THE “WORTH AT THE TIME OF AWARD” IS COMPUTED BY DISCOUNTING SUCH AMOUNT AT THE DISCOUNT RATE OF THE FEDERAL RESERVE BANK OF SAN FRANCISCO AT THE TIME OF AWARD PLUS ONE PERCENT (1%).

D. IN THE EVENT OF ANY SUCH DEFAULT BY LESSEE, INCLUDING AN ABANDONMENT AS PROVIDED IN PARAGRAPH 20, LESSOR SHALL ALSO HAVE THE RIGHT TO CONTINUE THIS LEASE IN EFFECT FOR SO LONG AS LESSOR DOES NOT TERMINATE LESSEE’S RIGHT TO POSSESSION AS PROVIDED IN SUBPARAGRAPH A ABOVE, AND LESSOR MAY ENFORCE ALL ITS RIGHTS AND REMEDIES UNDER THIS LEASE, INCLUDING THE RIGHT TO RECOVER RENT AS IT BECOMES DUE UNDER THIS LEASE. IN SUCH EVENT, LESSOR MAY EXERCISE ALL OF THE RIGHTS AND REMEDIES OF A LANDLORD UNDER SECTION 1951.4 OF THE CALIFORNIA CIVIL CODE (WHICH PROVIDES THAT A LANDLORD MAY CONTINUE A LEASE IN EFFECT AFTER A TENANT’S BREACH AND ABANDONMENT AND RECOVER RENT AS IT BECOMES DUE, IF THE TENANT HAS THE RIGHT TO SUBLET OR ASSIGN, SUBJECT ONLY TO REASONABLE LIMITATIONS), OR ANY SUCCESSOR STATUTE. ACTS OF MAINTENANCE OR PRESERVATION OR EFFORTS TO RELET THE PREMISES, OR THE APPOINTMENT OF A RECEIVER UPON INITIATIVE OF LESSOR TO PROTECT LESSOR’S INTEREST UNDER THIS LEASE SHALL NOT CONSTITUTE A TERMINATION OF LESSEE’S RIGHT TO POSSESSION.

E. INTENTIONALLY LEFT BLANK.

F. IN THE EVENT THAT LESSOR SHALL ELECT TO SO RELET, THEN RENTALS RECEIVED BY LESSOR FROM SUCH RELETTING SHALL BE APPLIED TO: FIRST, TO THE PAYMENT OF ANY INDEBTEDNESS OTHER THAN RENT DUE HEREUNDER FROM LESSEE TO LESSOR; SECOND, TO THE PAYMENT OF ANY COST OF SUCH RELETTING; THIRD, TO THE PAYMENT OF THE COST OF ANY ALTERATIONS AND REPAIR TO THE PREMISES; FOURTH, TO THE PAYMENT OF RENT DUE AND UNPAID HEREUNDER; AND THE RESIDUE, IF ANY, SHALL BE HELD BY LESSOR AND APPLIED IN PAYMENT OF FUTURE RENT AS THE SAME MAY BECOME DUE AND PAYABLE HEREUNDER. SHOULD THAT PORTION OF SUCH RENTALS RECEIVED FROM SUCH RELETTING DURING ANY MONTH, WHICH IS APPLIED BY THE PAYMENT OF RENT HEREUNDER, BE LESS THAN THE RENT PAYABLE DURING THAT MONTH BY LESSEE HEREUNDER, THEN LESSEE SHALL PAY SUCH DEFICIENCY TO LESSOR IMMEDIATELY UPON DEMAND THEREFOR BY LESSOR. SUCH DEFICIENCY SHALL BE CALCULATED AND PAID MONTHLY. LESSEE SHALL ALSO PAY TO LESSOR, AS SOON AS ASCERTAINED, ANY COSTS AND EXPENSES INCURRED BY LESSOR IN SUCH RELETTING OR IN MAKING SUCH ALTERATIONS AND REPAIRS NOT COVERED BY THE RENTALS RECEIVED FROM SUCH RELETTING.

G. NO RE-ENTRY OR TAKING POSSESSION OF THE PREMISES BY LESSOR PURSUANT TO THIS LEASE SHALL BE CONSTRUED AS AN ELECTION TO TERMINATE THIS LEASE UNLESS A WRITTEN NOTICE OF SUCH INTENTION BE GIVEN TO LESSEE OR UNLESS THE TERMINATION THEREOF BE DECREED BY A COURT OF COMPETENT JURISDICTION. NOTWITHSTANDING ANY RELETTING WITHOUT TERMINATION BY LESSOR BECAUSE OF ANY DEFAULT BY LESSEE, LESSOR MAY AT ANY TIME AFTER SUCH RELETTING ELECT TO TERMINATE THIS LEASE FOR ANY SUCH DEFAULT.

H. IN THE EVENT OF ANY DEFAULT BY LESSEE AS IN THIS LEASE PROVIDED, LESSOR SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, IN ADDITION TO ANY OTHER REMEDIES OR ELECTIONS LESSOR MAY HAVE, TO REMOVE FROM THE LEASED PREMISES ALL PERSONAL PROPERTY LOCATED THEREIN AND MAY PLACE THE SAME IN STORAGE AT A PUBLIC WAREHOUSE FOR THE ACCOUNT OF AND AT THE EXPENSE AND RISK OF LESSEE; LESSEE HEREBY IRREVOCABLY APPOINTING LESSOR THE AGENT AND ATTORNEY-IN-FACT OF LESSEE FOR SUCH PURPOSE. THE COST OF REMOVAL AND STORAGE SHALL BE DEEMED ADDITIONAL RENT HEREUNDER. LESSOR NEED NOT PAY ANY SUCH STORAGE CHARGES HOWEVER, AND LESSEE AGREES THAT SUCH WAREHOUSE MAY DISPOSE OF SAID GOODS WITHOUT NOTICE TO LESSEE, AND LESSEE HEREBY WAIVES ANY CLAIMS AGAINST LESSOR BY REASON OF SUCH REMOVAL AND/OR DISPOSITION OF SUCH GOODS. LESSOR SHALL NOT BE DEEMED TO HAVE TERMINATED THIS LEASE OR THE LIABILITY OR LESSEE TO PAY RENT AND/OR OTHER PAYMENTS HEREUNDER THEREAFTER TO ACCRUE AND/OR DAMAGES BY ANY SUCH RE-ENTRY AS IN THIS LEASE PROVIDED OR BY ANY NOTICES REQUIRED FOR OR BY ANY ACTION IN UNLAWFUL DETAINER OR OTHERWISE, UNLESS LESSOR NOTIFIES LESSEE IN WRITING THAT LESSOR HAS TERMINATED AT THE TIME OF SAID NOTICE. NO ENTRY OR RELETTING OF SAID PREMISES BY LESSOR SHALL CONSTITUTE AN ACCEPTANCE BY LESSOR OF THE SURRENDER OF SAID PREMISES, UNLESS LESSOR SO NOTIFIES LESSEE IN WRITING. ALL REMEDIES GRANTED TO LESSOR HEREIN AND ELSEWHERE IN THIS LEASE IN THE EVENT OF THE DEFAULT OF LESSEE, ARE CUMULATIVE AND ARE GIVEN WITHOUT IMPAIRING ANY OTHER RIGHTS OR REMEDIES OF LESSOR.

24. LESSOR’S ELECTIONS NON-EXCLUSIVE. THE EXERCISE OF ANY RIGHT OR OPTION OR PRIVILEGE HEREUNDER BY LESSOR SHALL NOT EXCLUDE LESSOR FROM EXERCISING ANY AND ALL OTHER RIGHTS, PRIVILEGES AND OPTIONS HEREUNDER, AND LESSOR’S FAILURE TO EXERCISE ANY RIGHT, OPTION OR PRIVILEGE HEREUNDER SHALL NOT BE DEEMED A WAIVER OF SAID RIGHT, OPTION OR PRIVILEGE NOR SHALL IT RELIEVE LESSEE FROM LESSEE’S OBLIGATIONS TO PERFORM EACH AND EVERY COVENANT AND CONDITION OF LESSEE’S PART TO BE PERFORMED HEREUNDER NOR FROM DAMAGES OR OTHER REMEDY FOR FAILURE TO PERFORM OR MEET THE OBLIGATIONS OF THIS LEASE.

25. SURRENDER. LESSEE SHALL, UPON TERMINATION OF THIS LEASE, WHETHER BY LAPSE OF TIME OR OTHERWISE, SURRENDER TO LESSOR THE LEASED PREMISES TOGETHER WITH ALL REPLACEMENTS THERETO IN GOOD ORDER, CONDITION AND REPAIR, EXCEPT FOR ORDINARY WEAR AND TEAR. THE VOLUNTARY OR OTHER SURRENDER OF THIS LEASE BY LESSEE, OR A MUTUAL CANCELLATION THEREOF SHALL NOT WORK A MERGER AND SHALL, AT THE OPTION OF LESSOR, TERMINATE ALL OR ANY EXISTING SUBLEASES OR SUBTENANCIES, OR MAY, AT THE OPTION OF LESSOR OPERATE AS AN ASSIGNMENT TO LESSOR OF ANY OR ALL SUCH SUBLEASES OR SUBTENANCIES.

26. DEFAULT BY LESSOR. LESSOR SHALL IN NO EVENT BE CHARGED WITH DEFAULT IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER UNLESS AND UNTIL LESSOR SHALL HAVE FAILED TO PERFORM SUCH OBLIGATIONS WITHIN NINETY (90) DAYS (OR SUCH ADDITIONAL TIME AS IS REASONABLY REQUIRED TO CORRECT ANY SUCH DEFAULTS) AFTER NOTICE BY LESSEE TO LESSOR PROPERLY SPECIFYING WHEREIN LESSOR HAS FAILED TO PERFORM ANY SUCH OBLIGATION. THIS LEASE AND THE OBLIGATIONS OF LESSEE HEREUNDER SHALL NOT BE AFFECTED OR IMPAIRED IF LESSOR IS UNABLE TO FULFILL ANY OF ITS OBLIGATIONS HEREUNDER OR IS DELAYED IN DOING SO BY REASON OF STRIKE OR LABOR TROUBLES OR OTHER MATTERS BEYOND THE REASONABLE CONTROL OF LESSOR.

27. LEASEHOLD PRIORITY, SUBORDINATION AND OFFSET. LESSEE COVENANTS AND AGREES THAT UPON WRITTEN REQUEST OF LESSOR, AND PROVIDED THAT LESSEE RECEIVES A COMMERCIALLY REASONABLE NON-DISTURBANCE AGREEMENT IN CONNECTION WITH ANY FUTURE SUBORDINATION, LESSEE WILL MAKE, EXECUTE, ACKNOWLEDGE AND DELIVER ANY AND ALL INSTRUMENTS REQUESTED BY LESSOR WHICH ARE NECESSARY OR PROPER TO EFFECT THE SUBORDINATION OF THIS LEASE TO ANY MORTGAGE, DEED OF TRUST, INDENTURE, NET LEASE, OR OTHER ENCUMBRANCE AND HEREBY IRREVOCABLY APPOINTS LESSOR AS LESSEE’S ATTORNEY-IN-FACT TO MAKE, EXECUTE, ACKNOWLEDGE AND DELIVER ANY SUCH INSTRUMENTS IN THE NAME AND ON BEHALF OF ANY SALE OR OTHER PROCEEDING UNDER THE TERMS OF ANY SUCH FIRST MORTGAGE, DEED OF TRUST, INDENTURE, NET LEASE, OR OTHER ENCUMBRANCE SUCH PERSON MAY ELECT TO CONTINUE THIS LEASE IN FULL FORCE AND EFFECT, AS AFORESAID, AND LESSEE HEREBY ATTORNS AND AGREES TO ATTORN TO SUCH PERSON.

AT ANY TIME AND FROM TIME TO TIME, LESSEE AGREES UPON REQUEST IN WRITING FROM LESSOR TO EXECUTE, ACKNOWLEDGE AND DELIVER TO LESSOR A STATEMENT IN WRITING CERTIFYING THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (OR IF THERE HAVE BEEN MODIFICATIONS, THAT THE SAME IS IN FULL FORCE AND EFFECT AS MODIFIED AND STATING THE MODIFICATIONS) AND THE DATES TO WHICH FIXED MINIMUM RENT, PERCENTAGE RENT AND OTHER CHARGES HAVE BEEN PAID. IT IS UNDERSTOOD AND AGREED THAT ANY SUCH STATEMENT MAY BE RELIED UPON BY AND SUCH STATEMENT MAY BE RELIED UPON BY ANY PROSPECTIVE PURCHASER OF THE FEE OR ANY LEASEHOLD OR THE MORTGAGEE, BENEFICIARY OR GRANTERS OF ANY SECURITY OR INTEREST OR ANY ASSIGNEE OF ANY THEREOF, UNDER ANY MORTGAGE OR DEED OF TRUST NOW OR HEREAFTER MADE COVERING THE FEE OF ANY LEASEHOLD INTEREST IN THE LEASED PREMISES OR THE REAL PROPERTY COVERED BY THIS LEASE. FAILURE TO DELIVER SUCH STATEMENT SHALL BE CONCLUSIVE THAT THE LEASE IS THEN IN FULL FORCE AND EFFECT AND UNMODIFIED, THAT THE LESSOR IS NOT IN DEFAULT HEREUNDER, AND THAT NOT MORE THAN ONE MONTH’S RENTAL HAS BEEN PAID IN ADVANCE.

28. WAIVER. ONE OR MORE WAIVERS OF ANY COVENANT, TERM OR CONDITION OF THIS LEASE BY EITHER PARTY SHALL NOT BE CONSTRUED BY THE OTHER PARTY AS A WAIVER OF A SUBSEQUENT BREACH OF THE SAME COVENANT, TERM OR CONDITION. THE CONSENT OR APPROVAL OF EITHER PARTY TO OR OF ANY ACT BY THE OTHER PARTY OF A NATURE REQUIRING CONSENT OR APPROVAL SHALL NOT BE DEEMED TO WAIVE OR RENDER UNNECESSARY CONSENT TO, OR APPROVAL OF, ANY SUBSEQUENT SIMILAR ACT.

29. NOTICE. ANY NOTICES REQUIRED TO BE GIVEN TO A PARTY HEREUNDER SHALL BE GIVEN IN WRITING, SENT BY CERTIFIED MAIL WITH POSTAGE PREPAID, TO THE ADDRESS OF THE RESPECTIVE PARTIES SET FORTH BELOW THEIR RESPECTIVE SIGNATURES TO THIS LEASE, OR SUCH OTHER PLACE AS MAY FROM TIME TO TIME BE DESIGNATED IN WRITING.

30. SALE OF PREMISES BY LESSOR. IN THE EVENT OF ANY SALE OF THE LEASED PREMISES BY LESSOR, LESSOR SHALL BE AND IS HEREBY ENTIRELY FREED AND RELIEVED OF ALL LIABILITY UNDER ANY AND ALL OF ITS COVENANTS AND OBLIGATIONS CONTAINED IN OR DERIVED FROM THIS LEASE ARISING OUT OF ANY ACT, OCCURRENCE OR OMISSION OCCURRING AFTER THE CONSUMMATION OF SUCH SALE: AND THE PURCHASER, AT SUCH SALE OR ANY SUBSEQUENT SALE OF THE LEASED PREMISES SHALL BE DEEMED, WITHOUT ANY FURTHER AGREEMENT BETWEEN THE PARTIES OR THEIR SUCCESSORS IN INTEREST OR BETWEEN THE PARTIES AND ANY SUCH PURCHASER, TO HAVE ASSUMED AND AGREED TO CARRY OUT ANY AND ALL OF THE COVENANTS AND OBLIGATIONS OF THE LESSOR UNDER THIS LEASE.

31. INTENTIONALLY LEFT BLANK.

32. RULES AND REGULATIONS. LESSEE AGREES THAT LESSEE, TOGETHER WITH ALL OTHER PERSONS ENTERING AND/OR OCCUPYING THE LEASED PREMISES WILL ABIDE BY, KEEP AND OBSERVE ALL REASONABLE RULES AND REGULATIONS WHICH LESSOR MAY MAKE FROM TIME TO TIME FOR THE MANAGEMENT SAFETY, CARE AND CLEANLINESS OF THE BUILDING, AND THE PRESERVATION OF GOOD ORDER THEREIN, AS WELL AS FOR THE CONVENIENCE OF OTHER OCCUPANTS AND TENANTS OF THE BUILDING, INCLUDING THOSE SET FORTH BELOW. THE VIOLATION OF ANY SUCH RULES AND REGULATIONS SHALL BE DEEMED A MATERIAL BREACH OF THIS LEASE BY LESSEE.

33. ATTORNEY’S FEES. SHOULD EITHER PARTY HERETO INSTITUTE ANY ACTION OR PRECEDING AGAINST THE OTHER PARTY TO ENFORCE ANY PROVISION OF THIS LEASE OR FOR DAMAGES BY REASON OF ANY ALLEGED BREACH OF ANY PROVISION HEREOF OR FOR A DECLARATION OF SUCH PARTY’S RIGHTS OR OBLIGATIONS HEREUNDER, OR FOR ANY OTHER JUDICIAL REMEDY WITH RESPECT TO THIS LEASE OR THE HEREIN DEMISED PREMISES, THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEY’S FEES.

34. OTHER PROVISIONS.

A. ALL PROVISIONS HEREIN CONTAINED SHALL BE BINDING ON, AND INURE TO THE BENEFIT OF, THE HEIRS, SUCCESSORS, EXECUTORS, ADMINISTRATORS, AND ASSIGNS OF THE PARTIES HERETO.

B. IF ANY TERM, COVENANT OR CONDITION OF THIS LEASE SHALL BE HELD TO BE INVALID OR UNENFORCEABLE BY A COURT OR COMPETENT JURISDICTION, THE REMAINING PROVISIONS HEREOF SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL NOT BE AFFECTED, IMPAIRED OR INVALIDATED THEREBY.

C. TIME IS OF THE ESSENCE OF THIS LEASE AND EVERY PROVISION HEREOF EXCEPT THE DELIVERY OF POSSESSION TO LESSEE BY LESSOR.

D. THIS LEASE CONSTITUTES THE ENTIRE AGREEMENT BETWEEN LESSOR AND LESSEE AND IT MAY BE AMENDED ONLY BY A WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO, EXCEPT THAT LESSOR MAY FROM TIME TO TIME, SPECIFY REASONABLE RULES GOVERNING THE OPERATION OF THE LEASED PREMISES AND SAID RULES SHALL BE INCORPORATED HEREIN AND BE MADE A PART HEREOF BY REFERENCE, AND LESSEE AGREES TO ABIDE THERETO.

E. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT AS MODIFIED HEREIN.

F. THE MARGINAL HEADINGS OR TITLES TO THE PARAGRAPHS OF THIS LEASE ARE NOT A PART OF THIS LEASE AND SHALL HAVE NO EFFECT UPON THE CONSTRUCTION OR INTERPRETATION HEREOF.

G. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO CREATE ANY RELATIONSHIP BETWEEN LESSOR AND LESSEE OTHER THAN LANDLORD AND TENANT AND THE PARTIES ARE NOT, FOR ANY PURPOSE, PARTNERS OR JOINT VENTURES.

H. EACH SIGNATOR AS LESSEE SHALL BE JOINTLY AND SEVERALLY LIABLE HEREON AND OBLIGATED TO PERFORM EACH PROVISION HEREOF.

I. LESSEE HEREBY AGREES TO PLACE PLASTIC MAT UNDER EVERY DESK CHAIR TO PROTECT THE CARPET.

J. LESSEE HEREBY AGREES NOT TO PUT MOLLYS, LARGE SCREWS OR LARGE NAILS IN THE PARTITION WALLS.

K. LESSEE ACKNOWLEDGES THAT MOVING INTO AND MOVING OUT OF THE PREMISES MUST BE PERFORMED DURING BUSINESS HOURS, MONDAY THROUGH FRIDAY, 8:00 A.M. TO 5:00 P.M. ONLY PROFESSIONAL MOVING COMPANIES ARE ALLOWED ON THE PREMISES. A CERTIFICATE OF INSURANCE AND AN ADDITIONAL INSURED ENDORSEMENT NAMING J & S MANAGEMENT MUST BE ISSUED FOR PROPERTY LIABILITY, PROPERTY DAMAGE, AND WORKMEN’S COMPENSATION INSURANCE. THESE CERTIFICATES

MUST BE ON FILE WITH J & S MANAGEMENT BEFORE THE MOVING COMPANY IS ALLOWED ON THE PREMISES. THE MOVING COMPANY CANNOT BE SELF-INSURED AND WE DO NOT ALLOW STARVING STUDENTS AND/OR SHMOOVER MOOVERS ON THE PREMISES.

L. LESSOR, AT ITS SOLE COST AND EXPENSE, SHALL DELIVER THE PREMISES WITH A TURN-KEY BUILD-OUT, AS SHOWN IN EXHIBIT A, WITH THE FOLLOWING TENANT IMPROVEMENTS:

1. CONSTRUCT TWO (2) PRIVATE OFFICES APPROXIMATELY 10’X12’.

2. SEPARATE AN EXISTING 10’X12’ ROOM INTO A SERVER ROOM APPROXIMATELY 10’X4’8” AND A PRIVATE OFFICE APPROXIMATELY 10’X7’, AND INSTALL A VENT AT THE BOTTOM OF THE SERVER ROOM DOOR.

3. INSTALL NEW VCT TILE IN THE SERVER ROOM AND NEW CARPET THROUGHOUT THE SUITE.

4. PAINT THE INTERIOR OF THE SUITE.

M. PROVIDED THAT LESSEE IS NOT THEN IN DEFAULT HEREUNDER, LESSEE SHALL HAVE ONE (1) THREE (3) YEAR EXTENSION OPTION AT THE EXPIRATION OF THE AGREED UPON TERM. LESSEE’S OPTION TO EXTEND SHALL BE AT THE THEN FAIR MARKET RATE FOR COMPARABLE OFFICE SPACE WITHIN THE DOWNTOWN REDWOOD CITY AREA, AS REASONABLY DETERMINED BY LESSOR. LESSEE SHALL PROVIDE NO LESS THAN SIX (6) AND NO MORE THAN TWELVE (12) MONTHS WRITTEN NOTICE OF ITS INTENTION TO EXERCISE THE OPTION.

35. HOLDOVER.

IF, WITHOUT OBJECTION BY LESSOR, LESSEE HOLDS POSSESSION OF THE PREMISES AFTER EXPIRATION OR TERMINATION OF THIS LEASE, LESSEE SHALL BECOME A MONTH-TO-MONTH TENANT UPON THE TERMS HEREIN SPECIFIED, BUT AT A BASE RENT EQUAL TO ONE HUNDRED FIFTY PERCENT (150%) OF THE BASE RENT IN EFFECT AT THE EXPIRATION OR TERMINATION OF THIS LEASE. LESSOR MAY ELECT TO TREAT ANY HOLDING OVER AS A TENANCY AT SUFFERANCE, WITH BASE RENT PAYABLE DAILY, IN ADVANCE, AT A RENTAL RATE EQUAL TO ONE HUNDRED AND FIFTY PERCENT (150%) OF THE BASE RENT IN EFFECT AT THE TIME OF THE EXPIRATION OR TERMINATION OF THIS LEASE, AND UPON THE OTHER TERMS AND CONDITIONS HEREIN SPECIFIED, SO FAR AS APPLICABLE. LESSEE ACKNOWLEDGES THAT IF LESSEE HOLDS OVER WITHOUT LESSOR’S CONSENT, SUCH HOLDING OVER MAY COMPROMISE OR OTHERWISE AFFECT LESSOR’S ABILITY TO ENTER INTO A LEASE WITH A PROSPECTIVE TENANT FOR THE PREMISES. THEREFORE, IF LESSEE FAILS TO SURRENDER THE PREMISES UPON THE EXPIRATION OR TERMINATION OF THIS LEASE, IN ADDITION TO ANY OTHER LIABILITIES TO LESSOR ACCRUING THEREFROM, LESSEE SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD LESSOR HARMLESS FROM AND

AGAINST ALL CLAIMS RESULTING FROM SUCH FAILURE, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS MADE BY ANY SUCCEEDING TENANT FOUNDED UPON SUCH FAILURE TO SURRENDER, AND ANY LOSSES SUFFERED BY LESSOR, INCLUDING LOST PROFITS, RESULTING FROM SUCH FAILURE TO SURRENDER.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS LEASE ON THE DATE FIRST ABOVE WRITTEN.

LESSOR –	SHEILA L. ORTLOFF DBA	LESSEE – MONOTYPE IMAGING, INC.
J & S MANAGEMENT

BY	/s/ Kim C. Wilkins	BY	/s/ Robert M. Givens
KIM C. WILKINS
	AGENT FOR J & S MANAGEMENT	TITLE:	President

DATE:	December 12, 2006	DATE:	December 11, 2006

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